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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

USANA Health Sciences, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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3838 West Parkway Boulevard
Salt Lake City, Utah 84120-6336
(801) 954-7100

March 25, 2015

Dear Shareholders,

        You are cordially invited to attend the 2015 Annual Meeting of Shareholders of USANA Health Sciences, Inc. (the "Annual Meeting") to be held at 11:00 a.m. MDT on Wednesday, May 6, 2015, at our offices at 3838 West Parkway Boulevard, Salt Lake City, Utah. Details regarding the meeting, the business to be conducted, and information about USANA Health Sciences, Inc. that you should consider when you vote your shares are described in the following pages, which contain the formal Notice of Annual Meeting and the Proxy Statement.

        At the Annual Meeting, five persons will stand for re-election to the Board of Directors. We will also ask shareholders to approve the Company's 2015 Equity Incentive Award Plan, and to ratify the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending January 2, 2016. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

        Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This allows us to mail our shareholders a notice instead of a paper copy of our proxy materials. We believe this process will facilitate accelerated delivery of proxy materials, save costs, and reduce the environmental impact of our Annual Meeting. On or about March 25, 2015, we began sending to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement for our Annual Meeting and our Annual Report to Shareholders on the Internet. This notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

        We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote. You may vote over the Internet as well as by telephone. In addition, if you requested to receive printed proxy materials, you may vote by completing, signing, dating and returning your proxy card by mail. You are urged to vote promptly in accordance with the instructions set forth in the Notice of Internet Availability of Proxy Materials or on your proxy card. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,

David A. Wentz Chief Executive Officer

3838 West Parkway Boulevard
Salt Lake City, Utah 84120-6336
(801) 954-7100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 6, 2015

TIME:	11:00 a.m. MDT
DATE:	Wednesday, May 6, 2015
PLACE:	The offices of USANA Health Sciences, Inc. 3838 West Parkway Boulevard, Salt Lake City, Utah 84120
PURPOSES:	1.	To elect five directors to serve for one year each, until the next Annual Meeting of Shareholders and until a successor is elected and shall qualify;
	2.	To approve the Company's 2015 Equity Incentive Award Plan;
	3.	To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year 2015; and
	4.	To consider and act upon such other business as may properly come before the meeting or at any postponement or adjournment thereof.

WHO MAY VOTE:

        You will receive notice of and be entitled to vote at the Annual Meeting if you were the record owner of USANA Health Sciences, Inc. common stock at the close of business on March 2, 2015. A list of shareholders of record will be available at the meeting and during the 10 days prior to the meeting, at the office of the Secretary at the above address.

        All shareholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, please vote by following the instructions on the Notice of Internet Availability of Proxy Materials that you have previously received, which we refer to as the Notice, or in the section of the Proxy Statement entitled "Important Information About the Annual Meeting—How Do I Vote," or, if you requested to receive printed proxy materials, your proxy card. You may change or revoke your proxy at any time before it is voted. The Notice contains instructions on how our shareholders may access our proxy materials and Annual Report over the Internet and how our shareholders may receive a paper copy of the proxy materials, including the Proxy Statement, Annual Report on Form 10-K, and a form of proxy card.

        On or about March 25, 2015, we began sending the Notice of Internet Availability of Proxy Materials to all shareholders entitled to vote at the annual meeting.

By Order of the Board of Directors,

James H. Bramble Corporate Secretary

Salt Lake City, Utah
March 25, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON MAY 6, 2015

        This Proxy Statement and our annual report to shareholders for the fiscal year ended January 3, 2015, along with our proxy card, are available for viewing, printing, and downloading free of charge at www.proxyvote.com. To view these materials please have your 12-digit control number available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to shareholders by electronic delivery.

        Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended January 3, 2015, on the website of the Securities and Exchange Commission at www.sec.gov, or on the "Investor Relations" section of our website at www.usanahealthsciences.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Secretary, USANA Health Sciences, Inc., 3838 West Parkway Boulevard, Salt Lake City, Utah 84120. Exhibits will be provided upon written request and payment of an appropriate processing fee.

ii

USANA HEALTH SCIENCES, INC.
ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT

PROXY STATEMENT FOR
THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 6, 2015

        The Board of Directors of USANA Health Sciences, Inc. ("We," "USANA," or the "Company") is soliciting the accompanying proxy to be used at the 2015 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 6, 2015, at 11:00 a.m., local time, or at any adjournments thereof for the purposes set forth in this Proxy Statement and in the accompanying notice of the meeting. On or about March 25, 2015, we began sending the Notice of Internet Availability of Proxy Materials, which we refer to throughout this Proxy Statement as the Notice, to all shareholders entitled to vote at the Annual Meeting.

IMPORTANT INFORMATION ABOUT THE MEETING

        Why is the Company Soliciting My Proxy?

        The Board of Directors of USANA is soliciting your proxy to vote at the Annual Meeting to be held at our offices, 3838 West Parkway Boulevard, Salt Lake City, Utah, on Wednesday, May 6, 2015, at 11:00 a.m. MDT and any adjournments of the meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Shareholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

        We have sent you the Notice and made this Proxy Statement and our annual report to shareholders for the 2014 fiscal year available to you on the Internet because you owned shares of USANA common stock on the record date, which is March 2, 2015. We have also delivered printed versions of these materials to certain shareholders by mail. The Company commenced distribution of the Notice and the proxy materials to shareholders on or about March 25, 2015.

        Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

        As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we have elected to furnish our proxy materials to our shareholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each shareholder. Most shareholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite shareholders' receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice will instruct you how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the enclosed proxy card, in addition to the other methods of voting described in this Proxy Statement.

        Who Can Vote?

        Only shareholders who owned USANA common stock at the close of business on March 2, 2015, or the record date, are entitled to vote at the Annual Meeting. On this record date, there were 12,658,684 shares of our common stock outstanding and entitled to vote. Common stock is our only class of voting stock.

        You do not need to attend the Annual Meeting in person to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. For instructions on how to change or revoke your proxy, see "May I Change or Revoke My Proxy?" below.

        How Many Votes Do I Have?

        Each share of USANA common stock that you own as of the record date entitles you to one vote.

        How Do I Vote?

        Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to any other proposal. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board's recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

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  By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card, to vote by Internet or telephone.

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  By mail. If you received your proxy materials by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board's recommendations as noted below.

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  In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

        Telephone and Internet voting facilities for shareholders of record will be available 24-hours a day and will close at 11:59 p.m. Eastern Time on May 5, 2015.

        If your shares are held in "street name" (held in the name of a bank, broker or other holder of record or nominee), you will receive instructions from the holder of record. You must follow the instructions of the nominee in order for your shares to be voted. Telephone and Internet voting also will be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker's proxy card and bring it to the Annual Meeting in order to vote.

        How Does the Board of Directors Recommend That I Vote on the Proposals?

        The Board of Directors recommends that you vote as follows:

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  "FOR" the election of the five nominees for director;

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  "FOR" the approval of the Company's 2015 Equity Incentive Award Plan; and

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  "FOR" the ratification of the selection of KPMG LLP as our independent registered public accounting firm for our 2015 fiscal year; and

        We do not expect any other business to come before the meeting. If any other matter is presented, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this Proxy Statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

        May I Change or Revoke My Proxy?

        If you give us your proxy, you may change or revoke it at any time before the meeting. You may change or revoke your proxy in any one of the following ways:

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  by re-voting by Internet or by telephone as instructed above;

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  if you received printed proxy materials, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

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  by notifying our Secretary in writing before the Annual Meeting that you have revoked your proxy; or

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  by attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

        Your most current vote, whether by telephone, Internet or proxy card, is the one that will be counted.

        What if I Receive More Than One Notice or Proxy Card?

        You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under "How Do I Vote?" for each account to ensure that all of your shares are voted.

        What are "broker non-votes"?

        If a broker or other financial institution holds your shares in its name and you do not provide voting instructions to it, New York Stock Exchange, or NYSE, rules allow that firm to vote your shares only on routine matters. Proposal #3, the ratification of the appointment of our independent registered public accounting firm for 2015, is the only matter for consideration at the meeting that NYSE rules deem to be routine. For all matters other than Proposal #3, you must submit voting instructions to the firm (broker, bank, or other nominee) that holds your shares if you want your vote to count. When a firm votes a client's shares on some but not all of the proposals, the missing votes are referred to as "broker non-votes."

        Will My Shares be Voted if I Do Not Vote?

        If your shares are registered in your name, they will not be voted if you do not vote as described above under "How Do I Vote?" If your shares are held in street name by a bank, broker or other holder of record (nominee) and you do not provide voting instructions to the nominee that holds your shares as described above, the nominee has the authority to vote your unvoted shares only on the ratification of our independent registered public accounting firm (Proposal #3), unless the nominee receives instructions from you. Therefore, we encourage you to provide voting instructions. This ensures your shares will be voted at the meeting and in the manner you desire.

        What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal #1: Election of Directors	Under Utah law, a nominee who receives a plurality of the votes cast at the Annual Meeting will be elected as a director. The "plurality" standard means the nominees who receive the largest number of "for" votes (also known as a "plurality" of the votes) will be elected. The number of shares not voted for the election of a nominee (and the number of "withhold" votes cast with respect to that nominee) are not counted and will not affect the determination of whether that nominee has received the necessary votes for election under Utah law. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Broker non-votes will have no effect on the results of this vote.
Proposal #2: Approval of the Company's 2015 Equity Incentive Award Plan

The affirmative vote of the shareholders representing a majority of the shares present and entitled to vote at the Annual Meeting is required to approve the Company's 2015 Equity Incentive Award Plan. A shareholder who signs and submits a proxy is "present," so an abstention will have the same effect as a vote "Against" this Proposal. Broker non-votes will not be considered entitled to vote with respect to this Proposal and will have no effect on the outcome.

Proposal #3: Ratification of Independent Registered Public Accounting Firm

The affirmative vote of the shareholders representing a majority of the shares present and entitled to vote at the Annual Meeting is required to ratify the selection of KPMG LLP as our independent registered public accounting firm for our 2015 fiscal year. Shares present but not voted because of abstention will have the same effect on the results of this vote as a vote "Against." We are not required to obtain the approval of our shareholders to select our independent registered public accounting firm. However, if our shareholders do not ratify the selection of KPMG LLP as our independent registered public accounting firm for the 2015 fiscal year, our Audit Committee of our Board of Directors may reconsider its selection.

        Is Voting Confidential?

        We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Elections examine these documents. Management, other than the Inspector of Elections, will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

        Who Will Count the Votes?

        Broadridge Investor Communications Services will tabulate the votes that are received prior to the Annual Meeting. Representatives of USANA will act as the Inspectors of Election and will tabulate the votes, if any, that are cast in person at the Annual Meeting.

        Where Can I Find the Voting Results of the Annual Meeting?

        The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

        Who Pays the Costs of Soliciting these Proxies?

        These proxies are solicited by our Board of Directors and we will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to deliver proxies. We will then reimburse them for their expenses.

        What Constitutes a Quorum for the Annual Meeting?

        The presence, in person or by proxy, of the holders of a majority of the voting power of our common stock outstanding on the record date is necessary to constitute a quorum at the meeting. As of the close of business on the record date, there were 12,658,684 shares of our common stock outstanding. Both abstentions and broker non-votes are counted for purposes of determining whether a quorum exists. For the purpose of determining whether the shareholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Directors are elected based on a plurality of votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are counted for determining the presence or absence of a quorum for conducting business but are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved that matter.

        Attending the Annual Meeting

        The Annual Meeting will be held at 11:00 a.m. local time on Wednesday, May 6, 2015, at our offices at 3838 West Parkway Boulevard, Salt Lake City, Utah. When you arrive at our offices, our personnel will direct you to the appropriate meeting room. You need not attend the Annual Meeting to vote.

        Householding of Annual Disclosure Documents

        SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our shareholders reside, if we or your broker believe that the shareholders are members of the same family. This practice, referred to as "householding," benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be "householded," the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Shareholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

        If your household received a single Notice or, if applicable, set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge, by calling their toll free number 1-800-542-1061. If you do not wish to participate in "householding" and would like to receive your own Notice or, if applicable, set of proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another USANA shareholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

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  If your USANA shares are registered in your own name, please contact Broadridge and inform them of your request by calling them at 1-800-542-1061 or writing them at Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

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  If a broker or other nominee holds your USANA shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

        Electronic Delivery of Company Shareholder Communications

        Most shareholders can elect to receive notices of the availability of future proxy materials by email instead of receiving a paper copy in the mail. You can choose this option and save us the cost of producing and mailing these documents by following the instructions provided on your Notice or proxy card or following the instructions provided when you vote over the Internet at www.proxyvote.com.

        How Do I Submit and What are the Deadlines for Submitting a Shareholder Proposal for Next Year's Annual Meeting?

        Shareholders are entitled to present proposals for consideration at the next annual meeting of shareholders, provided that they comply with the proxy rules promulgated by the SEC and our Bylaws. Any shareholder who intends to submit a proposal for consideration at the 2016 Annual Meeting of Shareholders must deliver such proposal to the Corporate Secretary, c/o USANA Health Sciences, Inc., 3838 West Parkway Blvd., Salt Lake City, Utah 84120, not later than 120 days prior to the one-year anniversary of the date on which this Proxy Statement is first mailed, which date is November 26, 2015, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 ("Exchange Act").

        Who Should I Call if I Have Questions?

        If you have questions about the proposals or the Annual Meeting, you may call Patrique Richards, USANA Investor Relations, at (801) 954-7100. You may also send an e-mail to investor.relations@us.usana.com.

PROPOSAL #1—ELECTION OF DIRECTORS

        Our Bylaws provide that the shareholders or the Board of Directors shall determine the number of directors from time to time, but that there shall be no less than three directors. The Board of Directors, by resolution, has set the number of directors at five. The Governance, Risk and Nominating Committee of the Board of Directors has nominated and recommends that our current five directors stand for re-election at the Annual Meeting. The Governance, Risk and Nominating Committee believes that all directors must, at a minimum, meet the criteria set forth in the USANA Corporate

Governance Guidelines and in the Charter of the Governance, Risk and Nominating Committee, which specify, among other things, that the committee will consider criteria such as the director's independence, expertise and experience applicable to our business, substantive knowledge of our industry, high personal and professional ethics and the ability and willingness to devote the required time to the business of the Company.

        Each director who is elected at the Annual Meeting will hold office until the Company's Annual Meeting in 2016, until a successor is elected and qualified, or until the director resigns, is removed, or becomes disqualified. The Board of Directors has no reason to believe that any of the nominees for director will be unwilling or unable to serve, if elected. If due to unforeseen circumstances a nominee should become unavailable for election, the Board may either reduce the number of directors or may substitute another person for that nominee, in which event your shares will be voted for that other person.

        The Governance, Risk and Nominating Committee has determined that all of our directors meet the criteria and qualifications set forth in the Company's Code of Ethics for Directors and Employees, Corporate Governance Guidelines and the Governance, Risk and Nominating Committee Charter. In addition, each director possesses the personal qualities and attributes we believe are essential to allow the Board of Directors to fulfill its duties to the shareholders, including personal accountability, integrity, ethical leadership, risk management, business acumen, and the ability to exercise sound and independent business judgment.

Director Nominees

        Five directors will be elected at the Annual Meeting. The nominees to the Board of Directors in 2015 are Robert Anciaux, Gilbert A. Fuller, Jerry G. McClain, Ronald S. Poelman, and Myron W. Wentz, Ph.D. All of these nominees currently serve as members of the Board of Directors. Messrs. Anciaux, Fuller, McClain, and Poelman are independent directors under the rules of the NYSE. The following information is furnished with respect to these nominees:

        Robert Anciaux, 69, has served as a director of USANA since July 1996. Since 1990, he has been the Managing Director of S.E.I. s.a., a consulting and investment management firm in Brussels, Belgium. Additionally, since 1982, Mr. Anciaux has been self-employed as a venture capitalist in Europe, investing in various commercial, industrial, and real estate venture companies. In some of these privately held companies, Mr. Anciaux also serves as a director. Mr. Anciaux received an Ingenieur Commercial degree from Ecole de Commerce Solvay Universite Libre de Bruxelles. Mr. Anciaux's qualifications to sit on our Board include his financial expertise and experience in providing consulting and strategic advisory services to complex organizations.

        Gilbert A. Fuller, 74, has served as a director of USANA since September 2008. Prior to that, he served as our Executive Vice President, Chief Financial Officer, and Secretary since January 2006. Mr. Fuller joined USANA in May 1996 as the Vice President of Finance and served in this role until June 1999, when he was appointed as the Company's Senior Vice President. Before joining USANA, Mr. Fuller served in various executive positions for several companies. Mr. Fuller served as Chief Administrative Officer and Treasurer of Melaleuca, Inc., a manufacturer and direct seller of personal care products. He was also the Vice President and Treasurer of Norton Company, a multinational manufacturer of ceramics and abrasives. He obtained his certified public accountant license in 1970 and kept it current until his career path developed into corporate finance. Mr. Fuller received a B.S. in Accounting and an M.B.A. from the University of Utah. In December 2012, Mr. Fuller was appointed as a director of Security National Financial Corporation, a NASDAQ-listed company. Mr. Fuller's qualifications to sit on our Board include his 12 years of experience as an executive officer of USANA, his deep understanding of our business, people and products, his 15 years of experience as a financial officer in the direct selling industry, as well as his accounting, finance and corporate strategy expertise.

        Jerry G. McClain, 74, has served as a director of USANA since June 2001. Since January 2003, Mr. McClain has been self-employed, operating his own investment and real estate business in Salt Lake City, Utah. From August 2000 to December 2002, Mr. McClain was the Chief Financial Officer of Cerberian, Inc., a privately held company that was headquartered in Salt Lake City, Utah. From 1998 to 2000, Mr. McClain was the Chief Financial Officer and Sr. Vice President of Assentive Solutions, Inc., a company he also co-founded. From 1997 to 1998, Mr. McClain was the Chief Financial Officer for the Salt Lake Organizing Committee for the 2002 Winter Olympic Games. Before 1997, Mr. McClain served as a key financial advisor to many companies as an Audit Partner and a Managing Partner of Ernst & Young LLP for 35 years in several cities throughout the world. Mr. McClain is a former CPA and a graduate from the University of Southern Mississippi and Oklahoma State University, where he received a B.S. in Accounting and an M.S. in Accounting, respectively. Mr. McClain's qualifications to sit on our Board include his extensive international experience with accounting and financial matters for public companies, his years of experience as the chief financial officer of various organizations, his corporate governance expertise and his years of experience providing independent audits and strategic advice to complex organizations.

        Ronald S. Poelman, 61, has served as a director of USANA since 1995. Since 1994, he has been a partner in the Salt Lake City, Utah law firm of Jones, Waldo, Holbrook & McDonough, where he is head of the Corporate and Securities Practice Group. Mr. Poelman began his legal career in Silicon Valley in California, and has assisted in the organization and financing of numerous companies for over 30 years. Mr. Poelman is the Chairman of the Utah Chapter of the National Association of Corporate Directors ("NACD") and frequently lectures at the meetings of this and other organizations. Mr. Poelman received a B.A. in English from Brigham Young University and a J.D. from the University of California, Berkeley. Mr. Poelman's qualifications to sit on our Board include his more than 30 years of experience as a corporate, finance and securities attorney, his long association with and service to the NACD, as well as his corporate governance and strategy expertise. Mr. Poelman is a 2014 NACD Governance Fellow, which is a demonstration of his commitment to boardroom excellence through completing NACD's comprehensive program of study for corporate directors.

        Myron W. Wentz, Ph.D., 74, founded USANA in 1992 and served as the Chief Executive Officer and Chairman of the Board of USANA from the time of its inception to July 2008, when he retired as Chief Executive Officer. Dr. Wentz continues to serve as Chairman of the Board. In 1974, Dr. Wentz founded Gull Laboratories, Inc., which was a developer and manufacturer of medical diagnostic test kits and was the former parent corporation of USANA. Dr. Wentz served as Chairman of Gull from 1974 until 1998. In 1998, Dr. Wentz founded Sanoviv, S.A. de C.V. ("Sanoviv"), a health and wellness center that is located near Rosarito, Mexico. Joining a pathology group in Peoria, Illinois, from 1969 to 1973, Dr. Wentz served as infectious disease specialist and directed the microbiology and immunology laboratories for three hospitals in the Peoria area. He received a B.S. in Biology from North Central College, Naperville, Illinois, an M.S. in Microbiology from the University of North Dakota, and a Ph.D. in Microbiology and Immunology from the University of Utah. Dr. Wentz's qualifications to sit on our Board include his vast education and professional experience as a microbiologist, immunologist, and pioneer in the development of human cell culture technology, as well as his service as our founder, Chairman and formerly as our Chief Executive Officer.

RECOMMENDATION

        The Board of Directors unanimously recommends a vote FOR each director nominee.

 BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

        The Board of Directors is elected by and is accountable to the shareholders of the Company. The Board establishes policy and provides strategic direction, oversight, and control of the Company. The Board met nine times during fiscal year 2014. All directors attended at least 75% of the meetings of the Board and the Board Committees of which they are members.

Board Leadership Structure; Lead Independent Director

        Our founder, Dr. Myron Wentz, is the Chairman of our Board of Directors and David A. Wentz is our Chief Executive Officer, or CEO. The Board has not adopted a specific policy on whether the same person should serve as both the CEO and chairman of the board or, if the roles are separate, whether the chairman should be selected from the non-employee directors or should be an employee. The Board believes it is most appropriate to retain the discretion and flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.

        We believe it is currently appropriate to separate the roles of CEO and Chairman of the Board as a result of the differences between the two roles. Our CEO is responsible for setting the strategic direction for the Company, with guidance from the Board. He is also responsible for the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the CEO and sets the agenda for Board meetings and presides over meetings of the full Board. Although Dr. Wentz is not independent under the rules of the NYSE, the Board believes the experience, leadership and vision he provides as Chairman of the Board is essential to the short-and-long-term success of the Company.

        The Board maintains a number of governance practices to ensure effective independent oversight of Board decisions, including (i) the appointment of strong, independent directors who constitute a majority of the Board and intimately understand the Company's business and industry; (ii) executive sessions of the independent directors in connection with every Board meeting; and (iii) annual evaluations of the performance of the Board, carried out by the independent directors. Because the Board also believes that strong, independent board leadership is an important aspect of corporate governance, the Board established the position of Lead Director in 2013. The Lead Director is an independent director elected for a one year term by the independent directors. The Lead Director chairs the Board meetings during all executive sessions and when the Chairman is unable to participate in Board meetings, and is a contact person for shareholders and third parties who may desire to contact the Board independently of the Chairman. Mr. Poelman served as Lead Director during 2014 and was again designated to serve as Lead Director in 2015. Additional responsibilities of the Lead Director include:

  •
  Setting the agenda for and leading regularly-held independent director sessions and briefing the Chairman on those sessions;

  •
  Coordinating the activities of the independent directors;

  •
  Presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

  •
  Acting as a liaison of the independent directors to the Chairman and CEO for the views and any concerns and issues of the independent directors; and

  •
  Performing other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities.

Director Independence

        NYSE rules and regulations generally require listed companies to have a board of directors with a majority of independent directors. A majority of the members of our Board of Directors are independent, as discussed below.

        To assist the Board in making its determination regarding director independence, the Board has adopted independence standards that conform to the independence requirements of the NYSE. In addition to evaluating each director's independence, the Board considers all relevant facts and circumstances in making its independence determination. We assess director independence on an annual basis. The Board has determined, after careful review, that all of the current directors, other than Dr. Myron Wentz, who has also been nominated for election at the 2015 Annual Meeting, are independent based on the applicable rules of the NYSE and the applicable regulations of the SEC. In particular, the Board noted that, other than their service as directors of the Company, Robert Anciaux, Jerry G. McClain, Ronald S. Poelman and Gilbert A. Fuller had no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and determined that each of them is "independent" under NYSE listing standards.

Communications with Directors

        Our shareholders or other interested parties wishing to communicate with the Board of Directors, the non-management directors as a group, or any individual director may do so in writing by addressing the correspondence to that individual or group, c/o James H. Bramble, Corporate Secretary, USANA Health Sciences, Inc., 3838 West Parkway Boulevard, Salt Lake City, Utah 84120. All such communications will be initially received and processed by our Corporate Secretary. Accounting, audit, internal accounting controls and other financial matters will be referred to our Audit Committee chair. Other matters will be referred to the Board of Directors, the non-management directors, or individual directors as appropriate.

        Directors are encouraged by the Company to attend the Annual Meeting of Shareholders if their schedules permit. All directors, except Messrs. Anciaux and Poelman, were present at the Company's Annual Meeting of the Shareholders that was held in April 2014.

Committees of the Board of Directors

        The Board of Directors has a separately-designated standing Audit Committee, Compensation Committee, and Governance, Risk and Nominating Committee. Information about the composition and responsibilities of each committee is provided below.

        Governance, Risk and Nominating Committee.    The Governance, Risk and Nominating Committee of the Board of Directors (the "Governance Committee") was established in February 2004. The Governance Committee met four (4) times during 2014. Members of the Governance Committee during fiscal 2014 and at the date of this Proxy Statement are Gilbert A. Fuller, Chairman, Robert Anciaux, Jerry G. McClain, and Ronald S. Poelman. Each member of the Governance Committee meets the definition of "independent" set forth in the rules of the NYSE.

        The Governance Committee's responsibilities include: (i) overseeing corporate governance matters, (ii) risk oversight and management, (iii) identifying and evaluating prospective nominees for director, (iv) nominating the director nominees for election at the annual meeting of shareholders, and (v) periodically reviewing the performance of the Board and its members and determining the number, function, and composition of the Board's committees. The Board has delegated much of its responsibility for risk oversight and management to the Governance Committee. The Governance Committee conducts these risk oversight and management functions as part of its corporate governance oversight and reports its findings with respect to risk oversight and management to the entire Board. More information about the Board of Directors and Governance Committee's risk oversight and management practices is provided below under the caption "Risk Oversight and Management".

        The Governance Committee believes, among other things, that the Company's Board of Directors should be composed of directors with varied, complementary backgrounds, which reflect a diversity of viewpoints, backgrounds, experience and other factors. The Governance Committee also believes that directors should, at a minimum, (i) have expertise that may be useful to the Company, (ii) possess the highest personal and professional ethics, and (iii) be willing and able to devote the required amount of time to the Company's business. In light of these beliefs, the Governance Committee considers many factors in evaluating the suitability of candidates for Board membership, and also determining whether a director should be retained and stand for re-election, including: whether the candidate meets the requirements for independence; the candidate's background and experience, particularly in the Company's industry; the candidate's personal qualities, accomplishments, character and reputation in the business community; and the fit of the candidate's individual skills and personality with those of the Company's other directors.

        The Governance Committee may from time to time consider qualified nominees who are recommended by shareholders. The Governance Committee does not have different standards for evaluating nominees based on whether they have been suggested by our shareholders or by our directors. Shareholders who wish to make such a recommendation may do so by sending a written notice, as described under the heading "How do I submit a shareholder proposal for next year's Annual Meeting?" in the section of this Proxy Statement titled "Questions and Answers about the Meeting."

        Audit Committee.    The Audit Committee of the Board of Directors (the "Audit Committee") is a standing committee of the Board, which has been established as required by Section 3(a) of the Exchange Act and the rules of the NYSE. The Audit Committee met five (5) times during 2014. Members of the Audit Committee during fiscal 2014 and at the date of this Proxy Statement are Jerry G. McClain, Chairman, Ronald S. Poelman, Gilbert A Fuller, and Robert Anciaux, each of whom meets the independence standards set forth above. The Board has determined that both Mr. McClain and Mr. Fuller are "audit committee financial experts," as defined by the applicable regulations promulgated by the SEC under the Exchange Act. The Board also believes that each member of the Audit Committee meets the NYSE composition requirements, including the requirements regarding financial literacy. The Audit Committee's responsibilities include: (i) appointing the independent registered public accounting firm of the Company, (ii) reviewing, approving and monitoring the scope and cost of any proposed audit and non-audit services that are provided by, as well as the qualifications and independence of, the independent registered public accounting firm, (iii) reviewing and monitoring with the independent registered public accounting firm, and internal audit staff, the results of audits, any recommendations from the independent registered public accounting firm and the status of management's actions for implementing such recommendations, as well as the quality and adequacy of our internal financial controls and internal audit staff, and (iv) reviewing and monitoring the Company's annual and quarterly financial statements, internal controls and the status of material pending litigation and regulatory proceedings.

        Compensation Committee.    The Compensation Committee of the Board of Directors (the "Compensation Committee") met four (4) times during 2014. Members of the Compensation Committee during fiscal 2014 and at the date of this Proxy Statement are Ronald S. Poelman, Chairman, Robert Anciaux, and Jerry G. McClain, each of whom meets the definition of "independent" set forth in the rules of the NYSE. In addition, all members of the Compensation Committee are outside directors as defined by Rule 162(m) of the Internal Revenue Code and are non-employee directors as defined by the applicable regulations promulgated by the SEC under the Exchange Act. The Compensation Committee's responsibilities include: (i) reviewing and recommending to the full Board of Directors the salaries, bonuses, and other forms of compensation and benefit plans for management and (ii) administering USANA's equity compensation plans. The duties of the Compensation Committee as the administrator of those plans include, but are not limited to, determining those persons who are eligible to receive awards, establishing terms of all awards, authorizing officers of the Company to execute grants of awards, and interpreting the provisions of the equity compensation plans and grants that are made under those plans. The Compensation Committee is also responsible for reviewing and approving the Compensation Discussion and Analysis included in this Proxy Statement.

Risk Oversight and Management

        Our Board of Directors is actively involved in the oversight and management of the material risks that could affect the Company. Historically, our Board of Directors has carried out its risk oversight and management responsibilities by both monitoring risk directly as a full board and, where appropriate, through Board committees. The Board's direct role in our risk management process includes receiving regular reports from our executive officers and other members of senior management on areas of material risk to the Company, including operational, strategic, financial, legal and regulatory risks. The Board has delegated much of its direct risk oversight and management responsibility to the Governance Committee. The mandate of the Governance Committee with respect to risk management is to work with management to carry-out an efficient process for assessing and reporting material risk to the Governance Committee and, ultimately, the Board.

        The Board has also historically delegated the oversight and management of certain risks to the Audit Committee and Compensation Committee. The Audit Committee is responsible for the oversight of Company risks relating to accounting matters, financial and internal control reporting and related party transactions. To satisfy these oversight responsibilities, the Audit Committee regularly meets with and receives reports from the Company's Chief Financial Officer, Executive Director of internal audit, the Company's independent registered public accounting firm, KPMG LLP, and the Company's in-house and outside legal counsel. The Audit Committee is also responsible for discussing with management, our independent registered public accounting firm and the chair of the Governance Committee, the areas of risk management overseen by the Governance Committee.

        The Compensation Committee is responsible for the oversight of risk relating to the Company's compensation and benefits programs. To satisfy these oversight responsibilities, the Compensation Committee regularly meets with and receives reports from the Company's Chief Executive Officer and Chief Financial Officer to understand the financial, human resources and shareholder implications of compensation and benefits decisions.

Compensation Risk Analysis

        Our Compensation Committee considers the risk to the Company associated with each component of our executive compensation program, namely base salary, and short-and-long term incentive compensation. In considering these risks, the Compensation Committee believes that the following factors, among others, reduce the likelihood of excessive risk taking in connection with executive compensation at USANA:

  •
  Our compensation components provide a balanced mix of (i) cash and equity compensation, (ii) short-term and long-term incentive compensation, and (iii) financial and non-financial performance metrics;

  •
  Our executives generally all participate in the same short-term incentive program with similar performance metrics;

  •
  Maximum pay-out levels for short-term incentive compensation are generally capped at 100% of an executive's base salary;

  •
  Our equity awards generally vest over several years and are only valuable if the Company performs well financially and our stock price increases over time;

  •
  We maintain strict internal controls over the determination and pay-out of each component of executive compensation;

  •
  We do not typically enter into employment, severance or other management agreements with any of our executive officers that contain post-termination or change-in-control payments; and

  •
  We generally do not provide significant perquisites or personal benefits to our executive officers.

        Based on the Compensation Committee's review of these factors and others, the Committee does not believe that the Company's executive compensation program creates risks that are reasonably likely to have a material adverse effect on the Company.

Board Committee Charters

        A written charter has been adopted for each of the Audit Committee, Compensation Committee and Governance, Risk and Nominating Committee. Copies of the Audit Committee Charter, Compensation Committee Charter, and Governance, Risk and Nominating Committee Charter are available, free of charge, on the Company's website at www.usanahealthsciences.com under the "Corporate Governance" tab. The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Corporate Governance Guidelines

        The Company has adopted Corporate Governance Guidelines that outline the Company's corporate governance policies and principles. The Company's Corporate Governance Guidelines are available, free of charge, on the Company's website at www.usanahealthsciences.com under the "Corporate Governance" tab. The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Code of Ethics

        We have adopted a code of ethics that applies to all of our directors, officers (including our Chief Executive Officer and Chief Financial and Accounting Officer), and employees. We require that all of our directors, officers and employees certify on an annual basis that they are in compliance with the code. A copy of the Code of Ethics for Directors and Employees is available on the corporate governance section of our web site at www.usanahealthsciences.com. In the event the Company makes any amendments to, or grants any waivers of, a provision of its code of ethics that applies to the principal executive officer, principal financial officer or principal accounting officer of the Company that requires disclosure under applicable SEC rules, the Company intends to disclose such amendment or waiver and the reasons therefor on a Current Report on Form 8-K or on its next periodic report filed under the Exchange Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee during fiscal 2014 was composed of Ronald S. Poelman, Chairman, Robert Anciaux and Jerry G. McClain. All members of the Compensation Committee are independent directors. During the fiscal 2014, there were no relationships or transactions between the Company and any member of the Compensation Committee requiring disclosure hereunder.

 EXECUTIVE OFFICERS

        The executive officers of USANA at January 3, 2015, and as of the date of this Proxy Statement were:

Name	Position
Myron W. Wentz, Ph.D.	Chairman of the Board
David A. Wentz	Chief Executive Officer
Paul A. Jones	Chief Financial Officer
Kevin G. Guest	President, USANA Health Sciences, Inc.
Deborah Woo	President, Asia and Greater China
James H. Bramble	Chief Legal Officer
Jim Brown	Chief Operating Officer
Daniel A. Macuga	Chief Communications Officer and Executive Vice President of Field Development for the Americas
Doug Braun	Chief Marketing Officer
Rick Stambaugh	Chief Information Officer

        Biographical information for Myron W. Wentz is included above with the other nominees for director. The following information is provided for each of our other executive officers.

        David A. Wentz, 44, Chief Executive Officer. Mr. Wentz joined USANA as a part-time employee in 1992. He has been a full-time employee since March 1994. From 1993 until April 2004, he was a member of the Company's Board of Directors. Mr. Wentz was appointed Chief Executive Officer in July 2008. He served as President from July 2002 to July 2008 and previously served as the Company's Executive Vice President from October 2001 to July 2002. He served as the Company's Senior Vice President of Strategic Development from June 1999 to October 2001, and as the Company's Vice President of Strategic Development from August 1996 to June 1999. Mr. Wentz received a B.S. in Bioengineering from the University of California, San Diego. Mr. Wentz is the son of Dr. Wentz, who is the founder of the Company and Chairman of the Company's Board of Directors.

        Paul A. Jones, 51, Chief Financial Officer. Mr. Jones joined USANA in 2005 as Vice President of Human Resources and served in this role until June 2007, when he left to complete a three year service mission. Mr. Jones returned to USANA as Vice President of Human Resources in July 2010 and served in this role until December 2012, when he was appointed Chief Financial Officer. Prior to joining USANA, Mr. Jones was employed as Vice President of Human Resources and later as Vice President of Operations for Associated Food Stores, Inc. Mr. Jones received a B.S. in finance from Utah State University and a master of arts in organizational management from the University of Phoenix. Mr. Jones is also a Certified Management Accountant.

        Kevin G. Guest, 52, President, USANA Health Sciences, Inc. Mr. Guest joined USANA on a part-time basis in April 2003, as Executive Director of Media and Events. Following the Company's acquisition of FMG Productions, a media, video, and event productions company that was founded by Mr. Guest, he became a full-time employee of the Company and was promoted to Vice President of Media and Events in February 2004. In January 2006, he was appointed as the Company's Executive Vice President of Marketing and served in that role until July 2008, when he was appointed Chief Marketing Officer. Mr. Guest served in this role until May 2011, when he was appointed as President of North America. In October 2012, he was appointed as President of the Americas, Europe and South Pacific. In August 2014, Mr. Guest became the President of the Company. Prior to joining USANA full-time, from 1992 to February 2004, Mr. Guest served as the Managing Partner of FMG Productions. Mr. Guest earned a B.A. in Communications from Brigham Young University.

        Deborah Woo, 61, President of Asia and Greater China. Mrs. Woo joined USANA as General Manager of USANA Hong Kong in 1999 and served in that role until 2003. In 2003, she was promoted to Regional General Manager and became responsible for the Hong Kong, Taiwan, and Singapore markets. Mrs. Woo was subsequently promoted to Vice President of Greater China and East Asia in 2005. As a result of USANA's strategic regional alignment in 2007, Mrs. Woo was appointed as Vice President of Greater China and North Asia. In 2008, Mrs. Woo was promoted to Executive Vice President of Asia. In February 2010, Mrs. Woo was promoted to Executive Vice President of Sales and served in this role until May 2011, when she was appointed President of Asia Pacific. In October 2012, she was appointed President of Asia and Greater China. Mrs. Woo entered the direct selling industry in 1990 as a Distributor Relations Manager for Amway Hong Kong. She later became Director of Sales for Caring International (Hong Kong) Limited in 1996 where she headed up multifunctional teams in operations, distributor relations, and marketing.

        James H. Bramble, 45, Chief Legal Officer and Corporate Secretary. Mr. Bramble joined USANA in March 1998 to manage the Compliance and Legal Departments. In April 2006 he was appointed Vice President and General Counsel. In July 2008, Mr. Bramble was also appointed Corporate Secretary, and served in these roles until May 2011, when he was appointed Chief Legal Officer and Corporate Secretary. Prior to joining USANA, Mr. Bramble was employed with Novus Services. Mr. Bramble received a B.S. in political science with a minor in Spanish from the University of Utah in Salt Lake City, Utah. He received his J.D from the S.J. Quinney College of Law at the University of Utah.

        Jim Brown, 46, Chief Operating Officer. Mr. Brown joined USANA in 2006 as Vice President of Operations. In July 2011, he was appointed Vice President of Global Operations and served in that role until July 2012, when he was appointed Chief Production Officer. He served in that role until November 2013 when he was appointed Chief Operating Officer. Prior to joining USANA, Mr. Brown was previously employed at Sonoco as a plant manager where he was responsible for safety, quality, finance, production, and maintenance. Mr. Brown received a bachelor's degree with a double major in computer science and math as well as an M.B.A. from Francis Marion University in Florence, South Carolina.

        Daniel A. Macuga, Jr., 45, Chief Communications Officer and Executive Vice President of Field Development for the Americas. Mr. Macuga joined USANA in 2007 as Vice President of Network Development and Public Relations. In July 2008, he was appointed as Vice President of Marketing, Public Relations and Social Media and served in that role until December 2011, when he was appointed Chief Communications Officer. He served in that role until February 2014 when he was appointed Chief Communications Officer and Executive Vice President of Field Development for the Americas. Prior to joining USANA, Mr. Macuga was employed at the Chrysler Corporation, where he spent 15 years working closely with independent dealership entrepreneurs to help them build their businesses, increase awareness for their products, and keep them focused on effective customer relationship management. Mr. Macuga received a B.A. in communications from the University of California, San Diego.

        Doug Braun, 53, Chief Marketing Officer. Mr. Braun joined USANA as Vice President of Marketing in December 2011. He served in this capacity until March 2012, when he was appointed as Vice President of Marketing and Recognition and served in that role until July 2012, when he was appointed Chief Marketing Officer. Mr. Braun brings 20 years of direct selling experience to USANA. Prior to joining USANA, Mr. Braun was self-employed in 2011 and served as temporary chief executive officer of GrowLife, Inc. from May 2011 to September 2011. Prior to that he was president of Nikken International, Inc. from December 2008 to January 2011, vice president of sales & marketing of Nikken International, Inc. from July 2007 to November 2008 and vice president of marketing of Nikken International, Inc. from July 2005 to June 2007. Prior to that, he served as vice president of marketing of Fionda, LLC, and senior vice president of global marketing at Herbalife International, Inc. where Mr. Braun spent ten years. He has a BBA from the University of Cincinnati and an MBA from Xavier University.

        Rick Stambaugh, 54, Chief Information Officer. Mr. Stambaugh joined USANA as Executive Director of Digital Marketing in September 2013. He served in that capacity until December 2013, when he was appointed as Chief Information Officer. Mr. Stambaugh brings more than 30 years of direct selling experience to USANA. Prior to joining USANA, Mr. Stambaugh was the President and CEO of TekVation, LLC from May 2012 to September of 2013. Prior to that, he served as President and CEO of The Fionda Group Companies, LLC from June 2004 to May 2012, President from January 2002 to June 2004, and Executive Vice President from January 2000 to January 2002. Prior to that, he served as Director of Corporate Marketing at Herbalife International. Mr. Stambaugh attended the University of Nebraska, Omaha, and majored in education.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        The following Compensation Discussion and Analysis describes the material elements of the compensation and benefit programs for our Chief Executive Officer, Chief Financial Officer, and the three other most highly-compensated executive officers as of the end of fiscal year 2014. In this Proxy Statement, we refer to these officers as our "Named Executive Officers." Our Named Executive Officers are also referred to herein individually as an "Executive" and collectively as "Executives".

Executive Summary and Overview

        Summary of 2014 Accomplishments.    Fiscal 2014 was an exceptional year for USANA. From a financial perspective, we delivered our 12th consecutive year of record net sales, as well as our highest annual earnings-per-share in the history of the Company. These results were driven by a number of accomplishments during the year, including our achievement of more than 31% growth in the number of Active Associates who use and sell our products around the world. We ended the 2014 fiscal year with a record 349,000 Active Associates and 81,000 Preferred Customers worldwide. Associate and customer growth is our highest priority as we continue to focus on improving the overall health and nutrition of individuals and families around the world.

        In 2014, we continued to see our business accelerate through improvement in a number of metrics that we use to evaluate the strength of our business. These metrics include Auto Order sales, world-wide unit volume, the number of Associate check earners and Associate rank advancements. At the end of fiscal 2014, Auto Orders made up 48.3% of our total product volume, compared to 41.7% at the end of fiscal 2013. Our Auto Order program is a key part of our operating strategy, as it has been shown to increase the success and longevity of a USANA customer. We also continued to see solid growth in our world-wide unit volume, the number of Associate check earners, and Associate rank advancements—all of which are essential to our business.

        In 2014, we also continued to see our business grow in China. Specifically, annual net sales in China increased over 103% on a year-over-year basis and the number of Active Associates increased over 94%. We also made significant progress during the year on the construction of our new state-of-the-art production facility in Beijing, as well as the renovation and improvement of our branch service center locations throughout China.

        Finally, in 2014 we completed essentially all pre-market planning and preparations to open a new market in 2015. We have announced that this market will be in our South East Asia Pacific Region and we will open it during the latter part of 2015.

        Overview of Compensation Program.    We believe that our Executives and employees, as well as the compensation programs that incent them, are key factors in driving our strong financial and operational performance. Our executive compensation program is designed to provide a competitive and internally equitable compensation and benefits package. We also strive to ensure that our executive compensation program reflects a pay-for-performance philosophy and promotes Executive motivation and retention.

        Our executive compensation program includes base salary, short-term incentive compensation (in the form of a cash bonus), and long-term incentive compensation (in the form of equity awards). Short-term incentive compensation is performance-based and designed to motivate our Executives to achieve annual financial and non-financial performance objectives. To minimize potential risk, the potential for short-term incentive compensation is typically capped at 100% of an Executive's base salary. Long-term incentive compensation utilizes equity awards, which vest over several years. These awards reward the Executive for sustainable Company performance and align the financial interests of our Executives with those of our shareholders.

        Other than as described above, we typically do not provide benefits to our Executives that are different from or in addition to those that are provided to our general employees. Additionally, we typically do not enter into pre-arranged severance agreements or contracts with our Executives that contain post-termination or change-in-control payment provisions, or provide significant perquisites or personal benefits to our Executives.

Compensation Philosophy and Objectives

        The Company's compensation philosophy, as approved by the Compensation Committee, is to establish and maintain executive compensation programs that are designed to accomplish the following objectives:

  •
  To attract and retain, through a fair and competitive compensation plan, Executives who have the intelligence, education, and experience that is required to effectively administer the affairs of the Company;

  •
  To motivate our Executives to achieve certain financial and non-financial performance objectives for the benefit of our shareholders by tying components of their total compensation to individual and Company performance; and

  •
  To ensure that compensation practices do not impair USANA's financial strength or future success.

        The Compensation Committee intends to meet these objectives by utilizing and maintaining a balance among three major components of compensation: base salary, short-term incentive compensation (cash bonus), and long-term incentive compensation (in the form of equity awards). The Committee believes that these three components provide the appropriate framework to attract, retain and motivate our Executives, and align a significant portion of executive compensation with short-and long-term performance objectives that drive shareholder value. As shown in the compensation tables following this report, our Executives do not currently receive retirement benefits, pre-determined severance arrangements, deferred compensation opportunities, or other perquisites that are commonly provided to executives of similarly sized companies.

Role of Compensation Committee

        Our executive compensation philosophy and practice has been developed through a collaborative effort of the Compensation Committee, the CEO, and the CFO. While these officers offer ideas, opinions, and proposals in Compensation Committee meetings, the Compensation Committee functions and votes independently from these officers. The Compensation Committee is responsible for all changes to the executive compensation philosophy and program. The Compensation Committee consists of three members of USANA's Board of Directors, all of whom are "independent" under the rules of the NYSE. These members are appointed to the Compensation Committee by the Board of Directors.

The Compensation Committee acts under a written charter, which outlines the committee's authority and responsibilities.

Role of Corporate Leadership in Assisting Compensation Committee

        The Compensation Committee has the primary authority to determine the Company's compensation philosophy and to establish compensation for the Company's Named Executive Officers. It is responsible for ensuring that executive compensation decisions are thoroughly researched and implemented. All of the Company's Executives and employees participate in an annual performance review with their immediate supervisor, during which the Executive or employee receives input about his or her performance and contributions to the Company's results for the period being assessed. The Compensation Committee seeks input from the Company's CEO and CFO to identify key factors and to obtain information that is related to executive compensation. These key factors and information generally involve the individual Executive's level of responsibility, his or her years of experience, his or her current overall compensation level in relation to external market studies and internal equity analysis between executives, the impact of current compensation practices on the Company's financial statements, and the relationship between executive compensation and performance of the Company.

        The Company's CFO takes direction from and makes suggestions to the Chairman of the Compensation Committee in establishing the quarterly committee meeting agenda and in preparing the materials to be presented to the Compensation Committee. These materials contain minutes from prior meetings, key items to be addressed, and background information to help the Compensation Committee in its decision-making process.

Compensation Consultants

        During 2014, the Compensation Committee did not engage or consult with a compensation consultant in connection with rendering decisions on 2014 Executive compensation. The Compensation Committee utilized the following materials, along with other resources and tools, to render compensation decisions for 2014: (i) surveys and reports of executive compensation paid by public companies, with characteristics similar to USANA, on a national basis; and (ii) surveys from Mercer, ERI, U.S. Direct Selling Association, and Western Management Group of executive compensation paid by certain of the Company's direct competitors, consisting of both public and private companies, on a local and national basis. These materials and resources help provide solid benchmarks for each component of our executive compensation as well as a general understanding of the total compensation offered by companies in our industry who are competing for top talent.

        In late 2014, the Compensation Committee retained Frederic W. Cook & Co., or FWC, as its independent compensation consultant to assist the committee in reviewing our executive compensation program, to provide compensation data and alternatives to the committee, and to provide advice to the committee as requested. FWC does not perform any work for the Company outside of the services it performs for the Compensation Committee. The Compensation Committee will consider the compensation data and alternatives provided by FWC to analyze compensation decisions in 2015 and beyond, including setting annual base salary compensation, short-term incentive compensation and long-term incentive compensation for our Executives.

        As a basis for the market data provided to the Compensation Committee, FWC utilized compensation data from a group of 22 peer companies set out below. These companies are all within a reasonable range of the Company's revenue, operating income, and market capitalization. As of the date of our 2014 fiscal year-end, we were at or near the median of the peer group with respect to revenue, operating income and market capitalization. This information was gathered and analyzed for the 25th, 50th and 75th percentiles for annual salary, short-term incentive pay elements and long-term incentive pay elements. Where possible, our Executives were matched to appropriate proxy and survey positions based on job duties and level of responsibility. The peer group information and other data provided by FWC are among several factors that the Compensation Committee will utilize in making compensation decisions in 2015 and beyond. The following companies were included in the 2014 peer group.

Blyth, Inc.	Nature's Sunshine Products, Incorporated
Coty, Inc.	Nu Skin Enterprises, Inc.
Elizabeth Arden, Inc.	Nutraceutical International Corporation
GNC Holdings, Inc.	NutriSystem Inc.
The Hain Celestial Group, Inc.	Perrigo Company plc
Herbalife, Ltd.	Prestige Brands Holdings, Inc.
International Flavors and Fragrances Inc.	Primerica, Inc.
Inter Parfums, Inc.	Revlon, Inc.
LifeVantage Corporation	Tupperware Brands Corporation
Mannatech, Incorporated	Vitamin Shoppe, Inc.
Natural Health Trends Corp.	Weight Watchers International, Inc.

Components of Compensation

Base Salary

        Base salary represents the fixed component of executive compensation. It is designed to compensate our Executives fairly and competitively at levels necessary to attract, retain and motivate qualified executives in our industry. Consistent with this philosophy, the Compensation Committee, on an annual basis, evaluates our Executives' base salaries. The Committee asks for input and recommendations from the CEO and CFO and then considers (i) the Executive's scope of responsibilities, maturity in role, demonstrated level of performance, accomplishments and contributions to the Company; (ii) the performance of USANA, both financially and operationally; (iii) current market data and salary levels for each Executive's particular position; and (iv) the total compensation paid to each Executive. The Committee then renders a decision for each Executive's base salary based on the total mix of the foregoing information.

        As part of its 2014 Executive compensation evaluation, the Compensation Committee, after reviewing the information outlined above, approved the Named Executive Officers' base salaries from July 2014 through June 2015 as follows:

Executive	Appointed Office	2013 - 2014 Base Salary ($)	2014 - 2015 Base Salary ($)*
David A. Wentz	Chief Executive Officer	$575,000	$300,000
Kevin G. Guest	President, USANA Health Sciences, Inc.	$583,495	$600,000
Deborah Woo	President of Asia and Greater China	$580,378	$580,378
Paul A. Jones	Chief Financial Officer	$320,000	$340,000
James H. Bramble	Chief Legal Officer	$371,527	$382,673

*
For 2014-2015, Mr. Wentz informed the Compensation Committee that, pursuant to his discussions with and approval from the Board of Directors, he would be reducing his time in the office to spend more time with his family from August 2014 through August 2015. Mr. Wentz also informed the committee that, notwithstanding his reduced time in the office, he would continue to work on several strategic initiatives for the Company, as well as attend several significant events with the Company's Associate sales force. In light of these factors, Mr. Wentz recommended that the Compensation Committee reduce his base salary to $300,000 for 2014-2015. The Compensation Committee agreed with Mr. Wentz's recommendation and reduced his base salary. With respect to Mr. Guest, the Compensation Committee adjusted his base salary in August 2014 for 2014-2015 in connection with his promotion to President of USANA and authorized a quarterly cash bonus to Mr. Guest of $25,000 for the period of time that Mr. Wentz is reducing his time in the office. With respect to Ms. Woo, Mr. Jones and Mr. Bramble, the Compensation Committee set each Executive's base salary for 2014-2015 following its evaluation of all of the factors set out in (i) through (iv) in the paragraph above.

          The actual base salaries paid to our Named Executive Officers during the year ended January 3, 2015 are reflected in column (c) of the Summary Compensation Table of this Proxy Statement.

Non-Equity Incentive Plan Compensation

          We offer our Named Executive Officers non-equity incentive plan compensation in the form of a cash bonus that is based on USANA's achievement of certain financial and non-financial performance objectives during the applicable year. Cash bonuses are based on a percentage of the Executive's base salary. Each year, the Compensation Committee sets the range of the cash bonus for which each Executive is eligible and sets the performance objectives on which cash bonuses for that year will be based.

  2014 Non-Equity Incentive Plan

          For 2014, the Compensation Committee approved the 2014 Executive Bonus Plan (the "2014 Bonus Plan"), which was based on growth in net sales and profitability. The Compensation Committee approved this single financial performance objective to: (i) focus the Company's Executives on growing net sales in 2014 without sacrificing profitability; (ii) continue to align the bonus opportunity under the 2014 Bonus Plan for all Executives to promote internal equity; (iii) foster teamwork among markets and Executives; and (iv) also align the 2014 Bonus Plan offered to Executives with the profit sharing plan offered to all other employees of the Company.

          Under the 2014 Bonus Plan, 9% of the Company's adjusted operating profits, which exceed 10% of net sales, were to be paid to Executives in the form of a cash bonus. For purposes of the 2014 Bonus Plan, the term "adjusted operating profit" is calculated as (i) the Company's earnings from operations, plus (ii) positive adjustments to earnings from operations for Executive and employee bonus accruals and equity compensation expense. Payments under the 2014 Bonus Plan were distributed as an equal percent of the Executive's base salary.

          Under the 2014 Bonus Plan, Executives were eligible to receive a cash bonus of between zero and 100% of their base salary, depending on the performance of the Company under the criteria of the plan. Each Executive's target bonus percentage under the 2014 Bonus Plan was 50% of the Executive's base salary.

  2014 Executive Bonus Plan Payout

          Shortly after the end of fiscal 2014, the Compensation Committee reviewed the foregoing performance objectives and evaluated the actual performance delivered by the Company under the 2014 Bonus Plan. The Compensation Committee determined that the Company delivered excellent financial and operating performance in 2014 and, in particular, noted that the Company:

  •
  Achieved 2014 net sales of $790.5 million, which is a 10.1% increase compared to fiscal 2013;

  •
  Achieved 2014 adjusted operating profit of $138.1 million; and

  •
  Achieved 2014 adjusted operating profit in excess of 10% of net sales of $59 million.

        Based on the Company's performance, and the criteria of the 2014 Bonus Plan, the Compensation Committee determined that each Executive had earned a cash bonus equal to 46.9% of the Executive's base salary under the 2014 Bonus Plan. Consequently, the committee awarded this bonus amount to each Executive. The actual cash bonuses paid to our Named Executive Officers under the 2014 Bonus Plan are reflected in column (g) of the Summary Compensation Table of this Proxy Statement.

2015 Executive Bonus Plan

        For 2015, the Compensation Committee approved the 2015 Executive Bonus Plan (the "2015 Bonus Plan"), which is based on the same performance objectives as the 2014 Bonus Plan: growth in net sales and profitability. As part of its determination to again utilize this bonus criteria and structure, the committee noted: (i) the strong operating results delivered by the Executives and the Company in 2014; (ii) the successful alignment of the Company's Executives under the 2014 Bonus Plan, and (iii) the internal equity among Executives that was created by the 2014 Bonus Plan.

        Under the 2015 Bonus Plan, 9% of the Company's adjusted operating profits, which exceed 10% of net sales, will again be paid to Executives in the form of a cash bonus. Payments under the 2015 Bonus Plan will be distributed as an equal percent of the Executive's base salary. Under the 2015 Bonus Plan, Executives will be eligible to receive a cash bonus of between zero and 100% of their base salary, depending on the performance of the Company under the criteria of the plan. Each Executive's target bonus percentage under the 2015 Bonus Plan is 50% of the Executive's base salary. Future estimated payouts under the 2015 Bonus Plan are reflected in the Grants of Plan-Based Awards table of this Proxy Statement.

Equity Compensation

        Equity compensation is an integral part of USANA's compensation philosophy. We believe that equity grants that vest over a period of years tie a portion of our Executives' compensation to the Company's long-term performance and, thereby, align the interests of our Executives with the interests of our shareholders. Our equity compensation program delivers compensation to Executives only when the Company performs and the value of the Company's stock increases. USANA provides equity-based compensation primarily through the issuance of Stock-Settled Stock Appreciation Rights ("SSARs"). Grants of equity awards are made for both Executives and other eligible employees at regular Compensation Committee meetings and at special meetings, as needed.

        The Compensation Committee's philosophy has been to issue intermittent SSAR awards to Executives to drive long-term Company performance as well as individual Executive performance. In general SSAR awards are granted to Executives as they enter into a qualifying position and vest annually in equal installments over a five-year period. Additional grants are awarded to Executives as seen necessary by the Compensation Committee to maintain sufficient long term incentive to accomplish the objectives outlined above. These additional grants typically do not vest in the first two years, but only at the end of years three, four and five, and such vesting for a particular Executive commences when the vesting schedule of that Executive's particular SSAR award ends. The grant price for equity awards is the fair market value of the award as of the date of grant as determined by the closing price of the Company's common stock on the date of grant.

        In 2014, the Compensation Committee issued SSAR awards to the Named Executive Officers as detailed in the Outstanding Equity Awards At Fiscal Year-End Table of this Proxy Statement. The 2014 awards sequentially follow the Company's last broad SSAR award issuance in 2010. After the 2010 awards complete vesting and expire in 2015, the 2014 awards will begin to vest in 2016.

Other Compensation

        Other than as described above, USANA does not at this time provide benefits to its Named Executive Officers that are different from or in addition to those that are provided to its general employees. Those benefits are described below.

        Retirement:    Executives may participate in Company sponsored 401(k) retirement plans on the same terms and conditions, including Company matching provisions, as other employees. For the year ended January 3, 2015, we contributed matching funds totaling $1,302,741 to our 401(k) plan in which all eligible employee participants shared. During 2014, each of our eligible Executives participated in our 401(k) plan and shared matching funds totaling $72,800. Mrs. Woo is not eligible to participate in our 401(k) plan and the Company pays retirement compensation to her, as disclosed in the Summary Compensation Table, pursuant to Hong Kong law. Except as disclosed in this paragraph, we provide no other retirement benefits to our Executives.

        Severance:    USANA has no pre-arranged severance agreements or contracts with any of our Executives that contain post-termination or change-in-control payment provisions. We have, however, provided severance benefits to Executives on a case-by-case basis.

        Perquisites:    It is our general practice not to provide significant perquisites or personal benefits to our Executives. The Compensation Committee, however, retains the discretion to consider and award reasonable perquisites or personal benefits to Executives as necessary to accomplish the objectives under our compensation philosophy. In this regard, it should be noted that we do not currently provide pension arrangements, post-retirement health coverage, or similar benefits for our Executives or employees. In 2014, we paid health, life, and disability insurance premiums on behalf of our Executives, all on the same terms as those that we provide to all of the Company's employees.

        Insurance Plans and Other Benefits:    We provide insurance plans and other benefits to our Executives that are similar to those plans and benefits that are customarily provided to general employees of the Company.

        Indemnification:    Article VI of our Amended and Restated Articles of Incorporation and Article 5 of our Bylaws provide for indemnification of our directors, officers, employees, and other agents to the extent and under the circumstances permitted by the Utah Revised Business Corporation Act. We have entered into agreements with our directors and officers that will require us, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers to the fullest extent allowed. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers, or persons controlling us under the foregoing provisions, the SEC has stated that such indemnification is against public policy, as expressed in the Securities Act, and, therefore, such indemnification provisions may be unenforceable.

Section 162(m) Treatment Regarding Performance-Based Equity Awards

        Under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), a public company is generally denied deductions for compensation paid to the chief executive officer and the next four most highly compensated executive officers to the extent the compensation for any such individual exceeds $1,000,000 for the taxable year. The Company's executive compensation programs are designed to preserve the deductibility of compensation payable to executive officers, although deductibility is just one among a number of factors considered in determining appropriate levels or types of compensation.

Consideration of Shareholder Advisory Votes

        The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), required that we include in our proxy statement for the 2014 Annual Meeting of Shareholders (the "2014 Annual Meeting") a non-binding, advisory shareholder vote to approve the compensation of our Named Executive Officers. At the 2014 Annual Meeting, our shareholders voted for approval of the compensation of our Named Executive Officers (99% of votes cast). Historically, the Compensation

Committee has recommended, and shareholders have approved (67% of votes cast) the Company's determination to include a shareholder advisory vote on executive compensation in its future proxy materials once every three years. The Compensation Committee has affirmed its recommendation to the Board that this advisory vote be held once every three years and the Board has approved the committee's recommendation. This will be the frequency of such advisory votes until the next required vote on the frequency of advisory votes on executive compensation, which will occur at the Company's Annual Meeting of shareholders in 2017, or until the Compensation Committee, or Board of Directors, otherwise determines a different frequency for such shareholder advisory votes.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

        Respectfully submitted by the members of the Compensation Committee:

Ronald S. Poelman (Chair) Jerry G. McClain Robert Anciaux

 SUMMARY COMPENSATION TABLE

        The following table summarizes all compensation paid to our Named Executive Officers in each of the three most recently completed fiscal years.

(a) Name and Principal Position	(b) Year	(c) Salary ($)	(d) Bonus ($)(1)	(e) Stock Awards ($)	(f) Option Awards ($)(2)	(g) Non-Equity Incentive Plan Compensation ($)(3)	(h) Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	(i) All Other Compensation ($)(4)	(j) Total ($)
Myron W. Wentz	2014	—	—	—	—	—	—	—	—
Chairman	2013	—	—	—	—	—	—	—	—
	2012	—	—	—	—	—	—	—	—
David A. Wentz	2014	$469,231	—	—	$1,018,958	$218,096	—	$9,100	$1,715,385
Chief Executive Officer	2013	$530,769	—	—	—	$289,360	—	$8,575	$828,704
	2012	$565,289	—	—	—	$284,275	—	$8,575	$858,139
Paul A. Jones	2014	$329,534	—	—	—	$148,666	—	$9,100	$487,300
Chief Financial Officer	2013	$317,688	—	—	—	$153,192	—	$8,575	$479,455
	2012	$189,697	—	—	$486,045	$95,396	—	$8,575	$779,713
Kevin G. Guest(5)	2014	$589,843	25,000	—	$1,036,679	$274,156	—	$9,100	$1,934,778
President of USANA	2013	$583,495	—	—	—	$318,104	—	$8,575	$910,174
	2012	$574,671	—	—	—	$288,993	—	$8,575	$872,239
Deborah Woo(6)	2014	$583,546	—	—	$1,027,818	$271,229	—	$87,580	$1,970,173
President of Asia &	2013	$575,052	—	—	—	$262,696	—	$83,513	$921,261
& Greater China	2012	$555,657	—	—	—	$279,266	—	$76,879	$911,802
James H. Bramble	2014	$376,843	—	—	$655,677	$175,155	—	$9,100	$1,216,775
Chief Legal Officer &	2013	$365,909	—	—	—	$199,483	—	$8,575	$573,967
Corporate Secretary	2012	$355,251	—	—	—	$178,650	—	$8,575	$542,476

(1)
Consists of a quarterly cash bonus of $25,000 paid to Mr. Guest as our President for additional services and responsibilities while the Company's CEO, Mr. Wentz, has reduced his time in the office from August 2014 through August 2015.

(2)
Amounts in this column reflect the grant date fair value of stock-settled stock appreciation rights ("SSARs") granted during the year computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. In computing these amounts, the Company ignored the impact of the forfeiture rate relating to service based vesting conditions. These amounts do not represent the actual amounts paid to or realized by the Executive for these awards during the applicable fiscal year. Assumptions used in the calculation of these amounts are included in the Equity Based Compensation footnote to the Company's consolidated financial statements that are included in the Company's Annual Report on Form 10-K for the year ended January 3, 2015.

(3)
Reflects amounts paid in fiscal 2015 for performance realized in fiscal year 2014, under the Company's short-term incentive plan (cash bonus) discussed in the Compensation Discussion and Analysis section of this Proxy Statement.

(4)
Reflects employer's matching contribution to the Executive's 401(k) plan, except in the case of the compensation paid to Mrs. Woo which is set out in (5) below.

(5)
Until August 2014, Mr. Guest's title was President of the Americas, Europe and South Pacific. He was named President of the Company in August 2014.

(6)
Mrs. Woo is our President of Asia & Greater China and resides in Hong Kong. In connection with Mrs. Woo's overseas employment, column (i) reflects $87,580 paid by the Company to Mrs. Woo in 2014 as retirement compensation pursuant to local law.

 GRANTS OF PLAN-BASED AWARDS

        The following table contains information regarding equity awards granted to the Named Executive Officers during the fiscal year ended January 3, 2015 and the estimated or targeted payouts under the 2015 Bonus Plan described in the Compensation Discussion and Analysis section of this Proxy Statement.

									(j) All other option awards: Number of securities underlying options (#)(2)
		Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards			(i) All other stock awards: Number of shares of stock or units (#)		(k) Exercise or base price of option awards ($/Sh)(3)	(l) Grant date fair value of stock and option awards ($)
(a) Name	(b) Grant Date	(c) Threshold ($)(1)	(d) Target ($)	(e) Maximum ($)	(f) Threshold ($)	(g) Target ($)	(h) Maximum ($)
Myron W. Wentz		—	—	—	—	—	—	—	—	—	—
David A. Wentz	N/A	—	$150,000	$300,000	—	—	—	—	57,500	57.62	1,018,958
Paul A. Jones	N/A	—	$170,000	$340,000	—	—	—	—	—	—	—
Kevin G. Guest	N/A	—	$300,000	$600,000	—	—	—	—	58,500	57.62	1,036,679
Deborah Woo	N/A	—	$290,189	$580,378	—	—	—	—	58,000	57.62	1,027,818
James H. Bramble	N/A	—	$191,336	$382,673	—	—	—	—	37,000	57.62	655,677

(1)
There is no guaranteed payment to our Named Executive Officers under the 2015 Executive Bonus Plan. If the minimum performance objectives are not achieved, they will receive no payout under the 2015 Executive Bonus Plan. The amounts shown in column (d) reflect the target payout, which is 50% of the Executive's base salary. The amounts shown in column (e) reflect 100% of the Executive's base salary, which is the maximum payout that can be obtained under the 2015 Executive Bonus Plan.

(2)
All equity awards granted to the Named Executive Officers were SSARs and granted under the 2006 Equity Incentive Award Plan. Mr. Jones did not receive an SSAR award in 2014 as a result of awards granted to him in prior years.

(3)
All Equity Awards granted to the Named Executive Officers were granted at the closing stock price on the date of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table includes certain information with respect to the value of all equity awards previously granted to the Named Executive Officers at the end of the fiscal year ended January 3, 2015.

	Option awards					Stock Awards
(a) Name	(b) Number of securities underlying unexercised options (#) exercisable	(c) Number of securities underlying unexercised options (#) unexercisable	(d) Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	(e) Option exercise price ($)	(f) Option expiration date	(g) Number of shares or units of stock that have not vested (#)	(h) Market value of shares or units of stock that have not vested ($)	(i) Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	(j) Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Myron W. Wentz	—	—	—	$—	—	—	—	—	—
	—	—	—	$—	—
David A. Wentz(1)	—	30,000	—	$35.47	27-Oct-15	—	—	—	—
	—	57,500	—	$57.62	15-Mar-18
Paul A. Jones(2)	—	10,200	—	$39.40	26-Jan-16	—	—	—	—
	7,000	21,000	—	$38.23	16-Jun-18
Kevin G. Guest(1)	—	25,250	—	$35.47	27-Oct-15	—	—	—	—
	—	58,500	—	$57.62	15-Mar-18
Deborah Woo(1)	—	32,000	—	$35.47	27-Oct-15	—	—	—	—
	—	58,000	—	$57.62	15-Mar-18
James H. Bramble(1)	—	15,000	—	$35.47	27-Oct-15	—	—	—	—
	—	37,000	—	$57.62	15-Mar-18

(1)
The SSAR grants to Mr. Wentz, Mr. Guest, Mrs. Woo, and Mr. Bramble which expire on October 27, 2015, vest 50% in April 2014 and 50% in April 2015. The SSAR grants to Mr. Wentz, Mr. Guest, Mrs. Woo, and Mr. Bramble which expire on March 15, 2018, vest 50% in August 2016 and 50% in August 2017.

(2)
The SSAR grant to Mr. Jones, which expires on January 26, 2016, vests 50% in July 2014 and 50% in July 2015. The SSAR grant to Mr. Jones, which expires on June 16, 2018, vests 20% annually, beginning on the first anniversary of the date of grant.

 OPTION EXERCISES AND STOCK VESTED

        The following table summarizes certain information with respect to the awards exercised by the Named Executive Officers during the fiscal year ended January 3, 2015.

	Option awards		Stock awards
(a) Name	(b) Number of shares acquired on exercise (#)	(c) Value realized on exercise ($)	(d) Number of shares acquired on vesting (#)	(e) Value realized on vesting ($)
Myron W. Wentz	343,805	$22,500,244	—	—
David A. Wentz	22,484	$1,627,148	—	—
Paul A. Jones	10,823	$1,136,510	—	—
Kevin G. Guest	12,635	$897,133	—	—
Deborah Woo	15,875	$1,117,979	—	—
James H. Bramble	7,895	$619,950	—	—

 COMPENSATION OF DIRECTORS

        The table below summarizes the compensation paid by the Company to directors of the Company for the fiscal year ended January 3, 2015, other than Dr. Wentz, the Company's Chairman of the Board, whose compensation is included in the Summary Compensation Table and who received no compensation for his services as a director in 2014.

(a) Name	(b) Fees earned or paid in cash ($)(1)	(c) Stock awards ($)	(d) Option awards ($)(2)	(e) Non-equity incentive plan compensation ($)	(f) Change in pension value and nonqualified compensation earnings ($)	(g) All other compensation ($)	(h) Total ($)
Robert Anciaux	$126,600	—	$213,264	—	—	—	$339,864
Jerry G. McClain	$143,950	—	$213,264	—	—	—	$357,214
Ronald S. Poelman	$150,250	—	$213,264	—	—	—	$363,514
Gilbert A. Fuller	$133,050	—	$213,264	—	—	—	$346,314

(1)
Effective July 2014, each non-employee director receives an annual cash retainer of $88,800. The chair of the Company's Audit Committee, which is currently Mr. McClain, receives an additional annual cash retainer of $17,800. The chair of the Compensation Committee, which is currently Mr. Poelman, receives an annual cash retainer of $11,000 and the chair of the Governance, Risk and Nominating Committee, which is currently Mr. Fuller, receives an annual cash retainer of $6,600. The Board Secretary, which is currently Mr. Poelman, also receives an annual cash retainer of $13,200. The amounts in column (b) reflect a combination of the retainer fees for 2014. The Company also reimburses all directors for the out-of-pocket expenses that they incur in connection with their services as directors, which include travel, lodging, and related expenses from attending conferences to continue their education and expertise as directors, as well as participating in meetings of the shareholders, Board of Directors, and committees of the Board.

(2)
Amounts in this column reflect the grant date fair value of stock-settled stock appreciation rights ("SSARs") computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. In computing these amounts, the Company ignored the impact of the forfeiture rate relating to service based vesting conditions. These amounts do not represent the actual amounts paid to or realized by the directors for these awards during the applicable fiscal year. Assumptions used in the calculation of these amounts are included in the Equity Based Compensation footnote to the Company's consolidated financial statements that are included in the Company's Annual Report on Form 10-K for the year ended January 3, 2015.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our common stock, as of March 2, 2015, by (1) each person known to be the beneficial owner of more than 5% of the issued and outstanding common stock based upon their most recent filings or correspondence with the SEC, (2) the Named Executive Officers and the directors of USANA individually, and (3) the Named Executive Officers and directors as a group. Except as indicated in the footnotes below, each of the persons listed below is believed to exercise sole voting and investment power over the shares of common stock that are listed for such individual or entity in this table.

Name and Address	Number of Shares(1)	Percent of Class(2)
Beneficial Owners of More Than 5%
Gull Holdings, Ltd.	6,498,110	51.3%
4 Finch Road
Douglas, Isle of Man
FMR LLC(3)	1,146,907	9.1%
82 Devonshire Street
Boston, MA 02109
Renaissance Technologies LLC(4)	797,883	6.3%
800 Third Avenue
New York, NY 10022
Directors and Named Executive Officers
Myron W. Wentz, Ph.D.(5)	6,498,110	51.3%
Chairman of the Board
David A. Wentz,(6)	478,591	3.8%
Chief Executive Officer
Paul A. Jones(7)	4,351	*
Chief Financial Officer
Kevin G. Guest(8)	16,995	*
President
Deborah Woo(9)	20,762	*
President of Asia and Greater China
James H. Bramble(10)	10,354	*
Chief Legal Officer
Robert Anciaux, Director(11)	3,626	*
Jerry G. McClain, Director(12)	7,166	*
Ronald S. Poelman, Director(13)	5,702	*
Gilbert A. Fuller, Director(14)	1,443	*
Directors and Officers as a group (10 persons)	7,047,100	55.3%

*
Less than one percent.

(1)
All entries exclude beneficial ownership of shares that are issuable pursuant to options or SSARs that have not vested or that are not otherwise exercisable as of the date hereof and which will not become vested or exercisable within 60 days of March 2, 2015.

(2)
Percentages are rounded to nearest one-tenth of one percent. Percentages are based on 12,658,684 shares outstanding on March 2, 2015. Shares of common stock subjected to options and/or SSARs that are presently exercisable or exercisable within 60 days of March 2, 2015 are deemed to be beneficially owned by the person holding the options or SSARs for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

(3)
Reflects the number of shares held at year-end, as reported on Form SC 13G/A filed on February 13, 2015.

(4)
Reflects the number of shares held at year-end, as reported on Form SC 13G/A filed on February 12, 2015.

(5)
Includes 6,498,110 shares held of record by Gull Holdings, Ltd., an Isle of Man company, which is 100% owned by Dr. Wentz. Because of his control of Gull Holdings, Ltd, Dr. Wentz is deemed to be the beneficial owner of the shares that are owned of record by Gull Holdings, Ltd.

(6)
Includes 19,465 shares that are issuable pursuant to SSARs, which are presently exercisable or which become exercisable within 60 days of March 2, 2015. This share count assumes settlement of this individual's SSARs at the closing market price on March 2, 2015. Also includes 10,361 shares that are held in the executive's 401(k) account and 448,765 shares that are held of record.

(7)
Includes 4,351 shares that are issuable pursuant to SSARs, which are presently exercisable or which become exercisable within 60 days of March 2, 2015. This share count assumes settlement of this individual's SSARs at the closing market price on March 2, 2015.

(8)
Includes 16,383 shares that are issuable pursuant to SSARs, which are presently exercisable or which become exercisable within 60 days of March 2, 2015. This share count assumes settlement of this individual's SSARs at the closing market price on March 2, 2015. Also includes 612 shares that are held in the executive's 401(k) account.

(9)
Includes 20,762 shares that are issuable pursuant to SSARs, which are presently exercisable or which become exercisable within 60 days of March 2, 2015. This share count assumes settlement of this individual's SSARs at the closing market price on March 2, 2015.

(10)
Includes 9,733 shares that are issuable pursuant to SSARs, which are presently exercisable or which become exercisable within 60 days of March 2, 2015. This share count assumes settlement of this individual's SSARs at the closing market price on March 2, 2015. Also includes 621 shares that are held in the executive's 401(k) account.

(11)
Includes 722 shares that are issuable pursuant to SSARs, which are presently exercisable or which become exercisable within 60 days of March 2, 2015. This share count assumes settlement of this individual's SSARs at the closing market price on March 2, 2015. Also includes 2,904 shares that are issuable pursuant to Deferred Stock Units ("DSUs"), which are presently vested or which become vested within 60 days of March 2, 2015.

(12)
Includes 1,443 shares that are issuable pursuant to SSARs, which are presently exercisable or which become exercisable within 60 days of March 2, 2015. This share count assumes settlement of this individual's SSARs at the closing market price on March 2, 2015. Also includes 5,723 shares that are issuable pursuant to DSUs, which are presently vested or which become vested within 60 days of March 2, 2015.

(13)
Includes 1,443 shares that are issuable pursuant to SSARs, which are presently exercisable or which become exercisable within 60 days of March 2, 2015. This share count assumes settlement of this individual's SSARs at the closing market price on March 2, 2015. Also includes 4,259 shares that are issuable pursuant to DSUs, which are presently vested or which become vested within 60 days of March 2, 2015.

(14)
Includes 1,443 shares that are issuable pursuant to SSARs, which are presently exercisable or which become exercisable within 60 days of March 2, 2015. This share count assumes settlement of this individual's SSARs at the closing market price on March 2, 2015.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information regarding outstanding awards and shares reserved for future issuance under our equity compensation plans as of January 3, 2015.

Plan Category	Number of securities to be issued upon exercise of outstanding awards(1)		Weighted-average exercise price of outstanding awards		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	1,568,288	(2)	$49.20	(3)	7,457,733
Equity compensation plans not approved by security holders	None		N/A		None

Total	1,568,288	(2)	$49.20	(3)	7,457,733

(1)
Consists of shares of common stock issuable under the USANA 2006 Equity Incentive Award Plan.

(2)
Includes 12,886 DSUs that will entitle each holder to the issuance of one share of common stock for each unit. Also, includes 1,555,402 SSARs. A SSAR is the right to receive the appreciation in fair market value of common stock between the exercise date and the date of grant in shares of common stock. Based on the closing stock price of $102.28 on the last trading day of fiscal 2014 and the exercise price of SSAR's that were in-the-money, 807,227 shares of common stock would be issued upon the exercise of these awards.

(3)
Calculated without taking into account 12,886 shares of common stock subject to outstanding DSU's, which are issuable without any cash consideration or other payment required for such shares.

PROPOSAL #2—APPROVAL OF THE COMPANY'S 2015
EQUITY INCENTIVE AWARD PLAN

        The Board of Directors has adopted, subject to shareholder approval, the USANA 2015 Equity Incentive Award Plan (the "2015 Plan" or the "Plan"). The 2015 Plan is being adopted in anticipation of the expiration of the Company's 2006 Equity Incentive Award Plan (the "2006 Plan") and will allow us to continue to provide equity awards to directors, executive officers, employees and consultants in connection with the Company's long-term incentive compensation philosophy. Our directors and Named Executive Officers may have an interest in the approval of the 2015 Plan because they are eligible for awards under the 2015 Plan.

        If approved by the shareholders at the Annual Meeting, the 2015 Plan would govern future grants of stock-based awards ("stock awards") to our employees, directors, and consultants. This proposal will not affect existing equity awards granted under our 2006 Plan. All outstanding options under the 2006 Plan will remain outstanding, but no further grants will be made under the 2006 Plan if the 2015 Plan is approved. As of March 2, 2015, there were 1,555,402 SSARs and 12,886 DSUs outstanding under the 2006 Plan.

        Under the NYSE rules, we are required to obtain shareholder approval of the 2015 Plan. Shareholder approval of the 2015 Plan also will constitute approval of (i) the performance criteria upon which performance-based awards that are intended to be deductible by us under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") may be based under the 2015 Plan; (ii) the one-year per participant limit of 500,000 shares of common stock underlying stock options and stock appreciation rights awards that may be made under the 2015 Plan; (iii) the one-year per participant limit of 500,000 shares of common stock for awards that are intended to be "performance-based compensation" under Section 162(m) of the Code; (iv) the one-year per participant limit of $3,000,000 for awards that are intended to be "performance based compensation" under Section 162(m) of the Code; and (v) the one-year per director limit of $500,000 for awards granted to directors under the 2015 Plan.

        Shareholders are requested in this Proposal #2 to approve the 2015 Plan. The affirmative vote of a majority of the shares cast on this Proposal #2 either present in person or represented by proxy and entitled to vote at the meeting will be required to approve this Proposal #2. Shares present but not voted because of abstention will have the same effect on the results of this vote as a vote against. Shares subject to a broker non-vote will not be considered entitled to vote with respect to this Proposal and will have no effect on the outcome. The Board believes that the adoption of the 2015 Plan is in the best interest of the Company. The appropriate use of equity awards remains an essential component of our overall compensation philosophy. The Board believes that the 2015 Plan is necessary for us to continue to attract and retain well-qualified employees and directors who will contribute to our success, and to provide incentives to motivate such employees and directors that are directly linked to increases in shareholder value and will therefore benefit all of our shareholders.

        A summary of the principal features of the 2015 Plan is provided below, but is qualified in its entirety by reference to the full text of the Plan as proposed to be amended, which is attached as Annex A to this Proxy Statement.

Summary of the 2015 Plan

Administration

        The Compensation Committee of the Board of Directors administers the 2015 Plan. The Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Exchange Act, or employees who are "covered employees" within the meaning of Section 162(m) of the Code. The Compensation Committee includes at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b-3 of the Exchange Act, and an "outside director" pursuant to Section 162(m).

        The Compensation Committee has the exclusive authority to administer the 2015 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Compensation Committee does not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards.

Eligibility

        Persons eligible to participate in the 2015 Plan include non-employee members of the Board, consultants to the Company, and all of the employees of the Company (including executive officers) and its subsidiaries, as determined by the Compensation Committee.

Limitation on Awards and Shares Available

        If approved by the shareholders at the Annual Meeting, the maximum number of shares of common stock available for issuance under the 2015 Plan is 5,000,000 (the "Available Shares"). The Available Shares, however, will be made up entirely of shares that were previously made available under the Company's 2006 Equity Incentive Award Plan and not utilized. As such, the Company will not allocate any additional authorized but unissued shares of common stock to fund the Available Shares under the 2015 Plan.

        To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award may be used again for new grants under the 2015 Plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or any tax withholding obligation may be used for grants under the 2015 Plan. Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the 2015 Plan. Notwithstanding the foregoing, no shares will become available (a) upon the cancellation of existing awards or any similar transactions following the 10th anniversary of shareholder approval of the 2015 Plan or (b) if the return of shares would require additional shareholder approval of the 2015 Plan pursuant to applicable rules of the NYSE. The shares of common stock covered by the 2015 Plan may be authorized but unissued shares, or shares purchased in the open market.

Awards

        The 2015 Plan provides for the grant of incentive stock options and nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards and performance-based awards. The Compensation Committee has the discretion to determine the types and amounts of awards that will be granted to specific individuals pursuant to the 2015 Plan.

        Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the 2015 Plan. The option exercise price of all stock options granted pursuant to the 2015 Plan will be at least 100% of the fair market value of the common stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event earlier than six months after the date of grant or after the 10th anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

        Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, by delivering a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, or by tendering previously acquired shares of common stock with a fair market value at the time of exercise equal to the exercise price or other property acceptable to the Compensation Committee (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale). However, no participant who is a member of the Board or an executive officer of the Company will be permitted to pay the exercise price of an option in any method in violation of Section 13(k) of the Exchange Act.

        Restricted stock may be granted pursuant to the 2015 Plan. A restricted stock award is the grant of shares of common stock that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

        A stock appreciation right (an "SAR") is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the fair market value of a share of common stock on the date of grant of the SAR. Payments will be made by the Company in cash or common stock.

        The other types of awards that may be granted under the 2015 Plan include performance shares, performance stock units, deferred stock, restricted stock units, and other stock-based awards.

Changes in Capital Structure

        In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of assets or any other corporate event affecting the common stock or the share price of the common stock in a manner that causes dilution or enlargement of benefits or potential benefits under the 2015 Plan, then the Compensation Committee will make proportionate adjustments to: (i) the aggregate number of, and types of, shares of stock subject to the 2015 Plan, (ii) the terms and conditions of any outstanding awards (including any applicable performance targets) and (iii) the grant or exercise price for any outstanding awards. In addition, in such a case or in the event of any unusual or nonrecurring transactions or events affecting the Company or of changes in applicable laws, the Compensation Committee, may, subject to the terms of the 2015 Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the 2015 Plan or with respect to any award: (i) provide for either the termination, purchase or replacement of the awards, (ii) provide that the awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding awards which may be granted in the future, (iv) provide for the acceleration of vesting or exercisability of the awards and (v) provide that the awards cannot vest or be exercised after the event that triggers the action.

Amendment and Termination

        The Compensation Committee, subject to approval of the Board, may terminate, amend, or modify the 2015 Plan at any time; provided, however, that shareholder approval must be obtained for any amendment to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2015 Plan or to allow a material increase in the benefits or change the eligibility requirements under the 2015 Plan. In addition, without approval of the Company's shareholders, no option or SAR may be amended to reduce the per share exercise price of the shares subject to such option or SAR below the per share exercise price as of the date the option or SAR was granted and, except to the extent permitted by the 2015 Plan in connection with changes in the Company's capital structure, no option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an option or SAR having a higher per share exercise price.

        In no event may an award be granted pursuant to the 2015 Plan on or after the 10th anniversary of the effectiveness of the Plan.

Securities Law

        The 2015 Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the SEC thereunder, including without limitation Rule 16b-3. The 2015 Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 2015 Plan and all awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Federal Income Tax Consequences

        The tax consequences of the 2015 Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the 2015 Plan, and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

        Nonqualified Stock Options.    For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of a nonqualified stock option (an "NQSO") under the 2015 Plan, but upon the exercise of an NQSO will recognize ordinary income, and the Company generally will be entitled to a deduction. The amount of income recognized (and the amount deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee's basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gains or losses.

        Incentive Stock Options.    An optionee generally will not recognize taxable income upon either the grant or exercise of an Incentive Stock Option (an "ISO"); however, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee for purposes of the alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares of the common stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of common stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income generally is limited to excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of common stock.

        Stock Appreciation Rights.    No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the amount the recipient recognizes as ordinary income.

        Restricted Stock and Deferred Stock.    A participant to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless, in the case of restricted stock, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefore. Similarly, when deferred stock vests and is issued to the employee, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. If an election is made under Section 83(b) with respect to restricted stock, the employee generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore and the Company will be entitled to a deduction for the same amount. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

        Dividend Equivalents.    A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

        Performance Awards.    A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

        Stock Payments.    A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

        Section 162(m) Limitation.    In general, under Section 162(m), income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under nonqualified retirement plans) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation." Under Section 162(m), stock options and SARs will satisfy the "performance-based compensation" exception if the awards of the options or SARs are made by a committee of the Board of Directors consisting solely of two or more "outside directors," the plan sets the maximum number of shares that can be granted to any person within a specified period, and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as "performance-based compensation" if such awards are granted or payable only to the recipients based upon the attainment of objectively determinable and pre-established performance targets established by a qualifying committee of the Board and related to performance goals approved by our shareholders.

        The 2015 Plan has been designed in order to permit the Compensation Committee to grant stock options and SARs that will qualify as "performance-based compensation" under Section 162(m). In addition, in order to permit awards other than stock options and SARs to qualify as "performance-based compensation," the 2015 Plan allows the Compensation Committee to designate as "Section 162(m) Participants" employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m). The Compensation Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of specific performance targets that are related to one or more of the performance goals set forth in the 2015 Plan.

New Plan Benefits

        If the 2015 Plan under Proposal #2 is approved by our shareholders, the Compensation Committee in its sole discretion will determine the number and types of awards that will be granted under the Plan going forward and will also determine the persons to whom awards will be granted. Therefore, the number of shares to be issued under the 2015 Plan and the net values to be realized upon such issuances are discretionary, and therefore, not determinable.

RECOMMENDATION

The Board of Directors unanimously recommends a vote FOR the Company's 2015 Equity Incentive Award Plan.

PROPOSAL #3—RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has selected KPMG LLP ("KPMG") as the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the fiscal year ending January 2, 2016. KPMG has served as our independent registered public accounting firm since September 16, 2013 and audited the Company's financial statements for the fiscal year ended January 3, 2015.

Change in Independent Registered Public Accounting Firm

        As previously disclosed, KPMG was engaged as the Company's independent registered public accounting firm on September 16, 2013 following the Audit Committee's dismissal of PricewaterhouseCoopers LLP ("PWC") as our independent registered public accounting firm. The reports of PWC on our consolidated financial statements as of and for the year ended December 29, 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended December 29, 2012, and through September 16, 2013, there were no: (i) disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PWC's satisfaction, would have caused PWC to make reference to the subject matter thereof in connection with its reports for such years; or (ii) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

        The Audit Committee pre-approves any engagement of KPMG and has the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent registered public accounting firm and nominate an independent registered public accounting firm for shareholder approval. While ratification of the selection of accountants by the shareholders is not required and is not binding upon the Audit Committee or the Company, in the event of a negative vote on such ratification, the Audit Committee might choose to reconsider its selection.

        Prior to the performance of any services, the Audit Committee approves all audit and non-audit services to be provided by the Company's independent registered public accounting firm and the fees to be paid therefor. Although the Sarbanes-Oxley Act of 2002 permits the Audit Committee to pre-approve some types or categories of services to be provided by the independent registered public accounting firm, it is the current practice of the Audit Committee to specifically approve all services provided by the independent registered public accounting firm in advance, rather than to pre-approve any type of service. In connection with this practice, the Audit Committee has considered whether the provision of non-audit services is compatible with maintaining KPMG's independence.

Independence

        KPMG has advised us that it has no direct or indirect financial interest in the Company or in any of its subsidiaries and that during 2014 it had no connection with the Company or any of its subsidiaries, other than as its independent registered public accounting firm or in connection with certain other activities, as described below.

Financial Statements and Reports

        The financial statements of the Company for the year ended January 3, 2015, and the report of the independent registered public accounting firm will be presented at the Annual Meeting. KPMG will have a representative present at the meeting who will have an opportunity to make a statement, if he or she so desires, and to respond to appropriate questions from shareholders.

Services

        During the fiscal year 2014, KPMG performed services consisting of the audit of the annual consolidated financial statements of the Company, and the effectiveness of our internal controls over financial reporting, review of the quarterly financial statements for the quarters ended March 29, 2014, June 28, 2014 and September 27, 2014, stand-alone audits of subsidiaries, and accounting consultations, consents, other services related to SEC filings by the Company and its subsidiaries, tax compliance services and transfer pricing srevices. KPMG did not perform any financial information systems design and implementation services for the Company for the fiscal year 2014.

        During fiscal year 2013, KPMG performed services consisting of the audit of the annual consolidated financial statements of the Company, and the effectiveness of our internal controls over financial reporting, review of the quarterly financial statements for the quarters ended September 28, 2013, stand-alone audits of subsidiaries, and accounting consultations, consents, and other services related to SEC filings by the Company and its subsidiaries. KPMG did not perform any financial information systems design and implementation services for the Company for the fiscal year 2013.

        Also, during fiscal year 2013, PWC provided services consisting of reviews of the quarterly financial statements for the quarters-ended March 31, 2013 and June 30, 2013, stand-alone audits of subsidiaries, and accounting consultations, consents, and other services related to SEC filings and registration statements that were filed by the Company and its subsidiaries. PWC also provided other services to the Company in fiscal year 2013, consisting primarily of tax consultation and related services. PWC did not perform any financial information systems design and implementation services for the Company for the fiscal year 2013.

        The following table summarizes the fees that were paid to KPMG and PWC by the Company during fiscal years 2014 and 2013.

	Fiscal Year 2013
			Fiscal Year 2014
		PricewaterhouseCoopers LLP
Type of Service and Fee	KPMG LLP		KPMG LLP
Audit Fees	$1,706,462	$181,110	$1,423,415
Audit Related Fees	—	$37,293	$—
Tax Fees	—	$127,259	$43,050
All Other Fees	—	$—	$—

Total Fees	$1,706,462	$345,662	$1,466,465

RECOMMENDATION

        The Board of Directors unanimously recommends a vote FOR ratification of the appointment of KPMG LLP, as the Company's independent registered public accounting firm for fiscal year 2015.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is responsible for monitoring the Company's financial auditing, accounting and financial reporting processes and the Company's system of internal controls, and selecting the independent registered public accounting firm on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the Company's consolidated financial statements and the effectiveness of internal controls over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing an opinion thereon. In this context, the Audit Committee met regularly and held discussions with management, the internal audit department and KPMG LLP. Management represented to the Audit Committee that the consolidated financial statements for the fiscal year 2014 were prepared in accordance with U.S. generally accepted accounting principles.

        The Audit Committee hereby reports as follows:

  •
  The Audit Committee has reviewed and discussed the audited consolidated financial statements and accompanying management's discussion and analysis of financial condition and results of operations with management and KPMG LLP. This discussion included KPMG LLP's judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

  •
  The Audit Committee also discussed with KPMG LLP the matters required to be discussed by the Statements on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

  •
  KPMG LLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Accounting Oversight Board regarding KPMG LLP's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG LLP the accounting firm's independence. The Audit Committee also considered whether non-audit services provided by KPMG LLP during the last fiscal year were compatible with maintaining the accounting firm's independence.

        Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Company's Annual Report on Form 10-K for the year ended January 3, 2015, for filing with the Securities and Exchange Commission.

        Respectfully submitted by the members of the Audit Committee:

Jerry G. McClain (Chair) Robert Anciaux Gilbert A. Fuller Ronald S. Poelman

 EMPLOYMENT CONTRACTS AND OTHER ARRANGEMENTS

        The Company has no employment agreements with any of its executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC and with the NYSE. Officers, directors, and greater-than-ten-percent shareholders are also required by the SEC to furnish us with copies of all Section 16(a) forms that they file.

        Based solely upon a review of these forms that were furnished to the Company, and based on representations made by certain persons who were subject to this obligation that such filings were not required to be made, the Company believes that all reports that are required to be filed by these individuals and persons under Section 16(a) were filed on time in fiscal year 2014, except that the SSAR award to each of the Named Executive Officers and Directors in fiscal 2014 was reported late on Form 4.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures Regarding Related Party Transactions

        In the ordinary course of business, we may engage in transactions which have the potential to create actual or perceived conflicts of interest between USANA and our directors and officers or their immediate family members. The Audit Committee charter requires that the Audit Committee review and approve any related party transaction or, in the alternative, that it notify and request action on the related party transaction by the full Board of Directors. While we have not adopted formal written procedures for reviewing such transactions, in deciding whether to approve a related party transaction, the Audit Committee may consider, among other things, the following factors:

  •
  information regarding the goods or services that are proposed to be provided, or that are being provided, by or to the related party;

  •
  the nature of the transaction and the costs to be incurred by the Company;

  •
  an analysis of the costs and benefits that are associated with the transaction and a comparison of alternative goods or services that are available to the Company from unrelated parties;

  •
  an analysis of the significance of the transaction to the Company;

  •
  whether the transaction would be in the ordinary course of our business;

  •
  whether the transaction is on terms that are comparable to those that could be obtained in an arm's-length dealing with an unrelated third party; and

  •
  whether the transaction could result in an independent director no longer being considered to be independent under the NYSE rules.

        After considering these and other relevant factors, the Audit Committee either (1) approves or disapproves the related party transaction, or (2) requests that the full Board of Directors consider the matter. The Audit Committee will not approve any related party transaction which is not on terms that it believes are both fair and reasonable to USANA.

Related Party Transaction

        The Company's Founder and Chairman of the Board, Myron W. Wentz, PhD, is the sole beneficial owner of Gull Holdings, Ltd., which is the largest shareholder of the Company. Gull Holdings, Ltd. owned 51.5% of our issued and outstanding shares as of January 3, 2015. Dr. Wentz devotes much of his personal time, expertise, and resources to a number of business and professional activities outside of USANA. The most significant of these is the Sanoviv Medical Institute, which is a unique, fully integrated health and wellness center located near Rosarito, Mexico that Dr. Wentz founded 1998. Dr. Wentz's private entity, Sanoviv S.A. DE C.V. ("Sanoviv"), contracts with Medicis, S.C. ("Medicis"), an entity that is owned and operated independently of Dr. Wentz, to conduct the operations of the Sanoviv Medical Institute. Sanoviv leases the medical building to Medicis and Medicis carries out all of the operations of the medical institute, which include employing all of the medical and healthcare professionals who provide services at the medical institute. The Medicis medical and healthcare professionals possess expertise in the fields of human health, digestive health, nutritional medicine, lifestyle medicine and other medical fields that are important to USANA.

        In 2014, Medicis performed a variety of contract research services on behalf of USANA, which included: (i) research and development of novel product formulations for future development and production by USANA; and (ii) research and development of improvements in existing USANA product formulations. Also, in 2014, Medicis performed heath assessments and physical examinations for certain of our executives. In exchange for these services, USANA paid Medicis approximately $314,000 during 2014. The Company's agreements with Medicis were approved by the Audit Committee in advance of the Company's entry into the agreements. Our collaboration with Medicis is terminable at will by us at anytime, without any continuing commitment by USANA.

OTHER MATTERS

        Shareholder Proposals.    As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting, other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment on these matters. Shareholders who intend to present proposals at the 2016 Annual Meeting under SEC Rule 14a-8 must ensure that such proposals are received by the Secretary of the Company not later than November 26, 2015. Such proposals must meet the requirements of the SEC to be eligible for inclusion in our 2016 proxy materials.

ANNUAL REPORT

        A copy of the our Annual Report on Form 10-K for the fiscal year ended January 3, 2015, as filed with the SEC, will be made available on our website and, to each shareholder of record at March 2, 2015 who requests such materials, mailed concurrently with, this Proxy Statement. The Annual Report on Form 10-K is not deemed a part of the proxy soliciting material for the Annual Meeting.

        Notwithstanding any general language that may be to the contrary in any document filed with the SEC, the information in this Proxy Statement under the captions "Audit Committee Report" and "Compensation Committee Report" shall not be incorporated by reference into any document filed with the SEC.

FURTHER INFORMATION

        Additional copies of the Annual Report on Form 10-K for the year ended January 3, 2015 (including financial statements and financial statement schedules) that has been filed with the SEC may be obtained without charge by writing to USANA Health Sciences, Inc., Attention: Investor Relations, 3838 West Parkway Blvd., Salt Lake City, Utah 84120-6336. Our reports and other public filings, including this Proxy Statement, also may be obtained from the SEC's on-line database, located at www.sec.gov.

By Order of the Board of Directors,

James H. Bramble, Corporate Secretary

Date: March 25, 2015

ANNEX A

USANA HEALTH SCIENCES, INC.
2015 EQUITY INCENTIVE AWARD PLAN

USANA HEALTH SCIENCES, INC.
2015 EQUITY INCENTIVE AWARD PLAN

ARTICLE 1

PURPOSE

        The purposes of the USANA Health Sciences, Inc. 2015 Equity Incentive Award Plan (the "Plan") are to:

          (1)   Closely associate the interests of management, employees, directors and consultants of USANA Health Sciences, Inc., a Utah corporation (the "Company"), with the shareholders of the Company by reinforcing the relationship between participants' rewards and shareholder gains;

          (2)   Provide management and employees with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value;

          (3)   Maintain competitive compensation levels; and

          (4)   Provide an incentive to management and employees to remain in continuing employment with the Company and to put forth maximum efforts for the success of its business.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        2.1   "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

        2.2   "Award Agreement" means any written or electronic agreement, contract, or other instrument or document evidencing an Award.

        2.3   "Board" means the Board of Directors of the Company.

        2.4   "Change in Control" means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than thirty percent (30%) of the voting rights or equity interests in the Company; provided, however, that any of the following acquisitions shall not be deemed to be a Change in Control: (A) any acquisition by the Company or any Subsidiary, (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (C) any acquisition by any underwriter temporarily holding securities pursuant to an offering of such securities, or (D) any acquisition by any person of the voting rights or equity interests in the Company from the Company, if a majority of the Incumbent Directors approves in advance such acquisition; (ii) a replacement, during a 24-month period, of more than one-half of the members of the Board that is not approved by those individuals who are members of the Board on the date hereof (or other directors previously approved by such individuals) (collectively "the Incumbent Directors"); provided, however, that no individual initially elected or nominated as a member of the Board as a result of an actual or threatened election contest with respect to members of the Board or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; (iii) consummation of a merger or consolidation of the Company or any Subsidiary or a sale of more than one-half of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least one-half of the voting rights and equity interests of the surviving entity or acquirer of such assets and such voting rights among the holders thereof is in substantially the same proportion as the voting rights of such among the holders thereof immediately prior to the transaction; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than one-half of the voting rights or equity interests in the Company; or (v) consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act with respect to the Company.

        2.5   "Code" means the Internal Revenue Code of 1986, as amended.

        2.6   "Committee" means the committee of the Board described in Article 12.

        2.7   "Consultant" means any consultant or adviser if:

          (a)   The consultant or adviser renders bona fide services to the Company;

          (b)   The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

          (c)   The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

        2.8   "Covered Employee" means an Employee who is, or may be, as determined by the Committee, a "covered employee" within the meaning of Section 162(m) of the Code.

        2.9   "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

        2.10 "Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

        2.11 "Dividend Equivalents" means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

        2.12 "Effective Date" shall have the meaning set forth in Section 13.1.

        2.13 "Eligible Individual" means any person who is an Employee, a Consultant or a member of the Board, as determined by the Committee.

        2.14 "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

        2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.16 "Fair Market Value" means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be (i) the closing price of a share of Stock on the principal exchange on which shares of Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred; or (ii) if Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or

(iii) if Stock is not publicly traded, the Fair Market Value of a share of Stock as established by the Committee acting in good faith.

        2.17 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        2.18 "Independent Director" means a member of the Board who is not an Employee of the Company.

        2.19 "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

        2.20 "Non-Qualified Stock Option" means an Option that by its terms does not qualify or is not intended to be an Incentive Stock Option.

        2.21 "Option" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

        2.22 "Optionee" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        2.23 "Other Stock-Based Award" means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.7 of the Plan.

        2.24 "Participant" means any Eligible Individual who, as a member of the Board or Employee or Consultant, has been granted an Award pursuant to the Plan.

        2.25 "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

        2.26 "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on shareholders' equity, return on assets, return on capital, shareholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer growth, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

        2.27 "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

        2.28 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

        2.29 "Performance Share" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.30 "Performance Unit" means a right granted to a Participant pursuant to Article 8, to receive units of value, including dollar value of shares of Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.31 "Plan" means this USANA Health Sciences, Inc. 2015 Equity Incentive Award Plan, as it may be amended from time to time.

        2.32 "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

        2.33 "Restricted Stock" means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

        2.34 "Restricted Stock Unit" means an Award granted pursuant to Section 8.6.

        2.35 "Section 409A Award" shall have the meaning set forth in Section 15.1.

        2.36 "Securities Act" shall mean the Securities Act of 1933, as amended.

        2.37 "Stock" means the common stock of the Company, par value $.001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

        2.38 "Stock Appreciation Right" or "SAR" means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

        2.39 "Stock Payment" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

        2.40 "Subsidiary" means any "subsidiary corporation" as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

        2.41 "Substitute Awards" shall mean Awards granted or shares of Stock issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

 ARTICLE 3

SHARES SUBJECT TO THE PLAN

        3.1    Number of Shares.

          (a)   Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued, transferred or reserved for issuance pursuant to Awards under the Plan shall be five million (5,000,000) shares. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be the number specified in this Section 3.1(a). Shares of Stock that may be issued upon exercise of Options under the Plan shall be authorized and unissued shares of Stock. In the absence of an effective registration statement under the Securities Act of 1933 (the "Act"), all Options granted and shares of Stock subject to their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144, promulgated under the Act.

          (b)   To the extent that an Award terminates, expires, or lapses for any reason, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares of Stock subject to such Award (including on payment in shares of Stock on exercise of a Stock Appreciation Right), any shares of Stock subject to the Award, to the extent of such termination, expiration, lapse, cash settlement or non-issuance, shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock subject to Substitute Awards shall not be counted against shares of Stock available for grant pursuant to this Plan nor shall shares of Stock subject to a Substitute Award be added to the shares of Stock available for Awards under the Plan as provided above in this paragraph. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Stock authorized for grant under the Plan (and shares of Stock subject to such Awards shall not be added to the shares of Stock available for Awards under the Plan as provided above in this paragraph; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or a member of the Board prior to such acquisition or combination. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

        3.2    Stock Distributed.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

        3.3    Limitation on Number of Shares Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, (a) the maximum number of shares of Stock with respect to one or more Options or Stock Appreciation Rights that may be granted to any one Participant during a one-year period (measured from the date of any grant) shall be 500,000, (b) the maximum number of shares of Stock with respect to one or more Performance-Based Awards that may be granted to any one Participant during a one-year period (measured from the date of any grant) shall be 500,000 and (c) the maximum dollar value payable to any one Participant during a one-year period with respect to awards of Performance Units shall be $3,000,000.

        3.4    Limit on Awards to Independent Directors.    Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Independent Director during any single calendar year shall not exceed $500,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

        4.1    Eligibility.    Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

        4.2    Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

        4.3    Foreign Participants.    In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

ARTICLE 5

STOCK OPTIONS

        5.1    General.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a)    Exercise Price.    The exercise price per share of Stock subject to an Option (other than in connection with Substitute Awards) shall be not less than 100% of the Fair Market Value of a share of Stock on the date of the grant. Other than pursuant to Section 11.1, the Committee shall not without the approval of the Company's shareholders (a) lower the exercise price per share of Stock of an Option after it is granted, (b) cancel an Option when the exercise price per share of Stock exceeds the Fair Market Value of one share of Stock in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of Stock are listed.

          (b)    Time and Conditions of Exercise.    Each Option shall be fully exercisable at any time within the period beginning not earlier than six months after the date of the option grant and ending not later than ten years after the date of such grant, unless the Committee specifies otherwise (the "Option Term"). In no event, however, shall the Option Term extend beyond ten years after the date of the grant. No Option shall be exercisable after the expiration of the Option Term. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) shares of Stock may not be purchased or sold by certain employees or directors of the Company due to the "black-out period" of a Company policy or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement. Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one share of Stock exceeds the option price per share of Stock, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding shares of Stock otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of shares of Stock for which the Option was deemed exercised, less the number of shares of Stock required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional share of Stock shall be settled in cash.

          (c)    Payment    The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) promissory note bearing interest at no less than such rate as shall preclude the imputation of interest under the Code, (iii) shares of Stock having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option by means of a personal loan or other credit extended by the Company or in any other method which would violate Section 13(k) of the Exchange Act.

          (d)    Evidence of Grant.    All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include the number of shares of Stock subject to the Option, the exercise date, the Option Term, and such additional provisions as may be specified by the Committee.

        5.2    Incentive Stock Options.    The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained Section 13.2 and this Section 5.2.

          (a)    Eligibility.    The Committee may grant one or more Incentive Stock Options to employees of the Company or any "subsidiary corporation" thereof (within the meaning of Section 424(f) of the Code and the applicable regulations promulgated thereunder). The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee shall allot a specific number of shares to a Participant pursuant to the Plan.

          (b)    Individual Dollar Limitation.    The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. Multiple Incentive Stock Options may be granted to an Optionee in any calendar year.

          (c)    Ten Percent Owners.    The Committee may determine to grant an Incentive Stock Option to an Employee who is also an individual who owns, at the date of grant, directly or indirectly according to the stock ownership attribution rules of Section 424(d) of the Code, Stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company. However, the exercise price of such Option granted shall not be less than 110% of Fair Market

  Value on the date of grant. Furthermore, the Option may be exercisable for no more than five years from the date of grant.

          (d)    Notice of Disposition.    The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant. In order to obtain the favorable tax treatment available for Incentive Stock Options under Section 422 of the Code, the Optionee is prohibited from the sale, exchange, transfer, pledge, hypothecation, gift or other disposition of the shares of Stock underlying the Incentive Stock Options until the later of either two (2) years after the date of grant of the Incentive Stock Option, or one (1) year after the transfer to the Optionee of such underlying Stock after the Optionee's exercise of such Incentive Stock Option. Should Optionee choose to make a premature disposition of such underlying shares of Stock contrary to such restrictions, the Options related to such share of Stock shall be treated as Non-qualified Stock Options pursuant to the terms of the Plan.

          (e)    Right to Exercise.    During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

        5.3    Substitution of Stock Appreciation Rights.    The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

        5.4    Paperless Exercise.    In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options by a Participant may be permitted through the use of such an automated system.

        5.5    Granting of Options to Independent Directors.    The Committee may from time to time, in its sole discretion, and subject to the limitations of the Plan:

          (a)   Select from among the Independent Directors (including Independent Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

          (b)   Subject to Section 3.3, determine the number of shares of Stock that may be purchased upon exercise of the Options granted to such selected Independent Directors; and

          (c)   Subject to the provisions of this Article 5, determine the terms and conditions of such Options, consistent with the Plan.

        Options granted to Independent Directors shall be Non-Qualified Stock Options.

ARTICLE 6

RESTRICTED STOCK AWARDS

        6.1    Grant of Restricted Stock.    The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

        6.2    Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation,

limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Notwithstanding the provisions of this Section, cash dividends, Stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock that vests based upon Performance Criteria or other specific performance criteria (a) shall either (i) not be paid or credited or (ii) be accumulated, (b) shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash, stock or other property has been distributed and (c) shall be paid at the time such restrictions and risk of forfeiture lapse.

        6.3    Forfeiture.    Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

        6.4    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7

STOCK APPRECIATION RIGHTS

        7.1    Grant of Stock Appreciation Rights.    A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

        7.2    Coupled Stock Appreciation Rights.

          (a)   A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable, provided, however, that the exercise price for any CSAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the CSAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise.

          (b)   A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

          (c)   A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company the unexercised portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

        7.3    Independent Stock Appreciation Rights.

          (a)   An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided, however, that the exercise price for any ISAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise. Other than pursuant to Section 11.1, the Committee shall not, without the approval of the Company's shareholders, (a) lower the exercise price per share of Stock subject to each ISAR after it is granted, (b) cancel an ISAR when the exercise price per share of Stock exceeds the Fair Market Value of one share of Stock in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an ISAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of Stock are listed.

          (b)   An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

          (c)   Notwithstanding anything to the contrary in this Section 7.3, in the event that on the last business day of the term of an ISAR (x) the exercise of the ISAR is prohibited by applicable law or (y) shares of Stock may not be purchased or sold by certain employees or directors of the Company due to the "black-out period" of a Company policy or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement. In addition, an Award Agreement for an ISAR may provide that if on the last day of the term of the Fair Market Value of one share of Stock exceeds the grant price per share of Stock of the ISAR, the Participant has not exercised the ISAR, and the ISAR has not otherwise expired, the ISAR shall be deemed to have been exercised by the Participant on such day. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of shares of Stock (or cash) required for withholding taxes; provided, however, any fractional share of Stock shall be settled in cash.

        7.4    Payment and Limitations on Exercise.

          (a)   Subject to Section 7.4(b) and (c), payment of the amounts determined under Sections 7.2(c) and 7.3(b) above shall be in cash, in shares of Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

          (b)   To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall, to the extent necessary to comply with the requirements of Section 409A of the Code, specify the date of payment, which may be different than the date of exercise of the Stock

  Appreciation Right. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

          (c)   To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of any applicable provisions of Article 5 above pertaining to Options.

ARTICLE 8

OTHER TYPES OF AWARDS

        8.1    Performance Share Awards.    Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.2    Performance Units.    Any Participant selected by the Committee may be granted one or more Performance Unit awards which shall be denominated in units of value, including dollar value of shares of Stock, and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.3    Dividend Equivalents.

          (a)   Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of Performance Criteria or other specific performance criteria shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

          (b)   Dividend Equivalents granted with respect to Options or SARs shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

        8.4    Stock Payments.    Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares of Stock shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

        8.5    Deferred Stock.    Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Shares of Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company shareholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the shares of Stock underlying the Deferred Stock Award have been issued.

        8.6    Restricted Stock Units.    The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

        8.7    Other Stock-Based Awards.    Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

        8.8    Term.    Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

        8.9    Exercise or Purchase Price.    The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Units, Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

        8.10    Exercise Upon Termination of Employment or Service.    An Award of Performance Shares, Performance Units, Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, a Consultant, or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

        8.11    Form of Payment.    Payments with respect to any Awards granted under this Article 8 shall be made in cash, in shares of Stock or a combination of both, as determined by the Committee.

        8.12    Award Agreement.    All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

ARTICLE 9

PERFORMANCE-BASED AWARDS

        9.1    Purpose.    The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

        9.2    Applicability.    This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

        9.3    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

        9.4    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

        9.5    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

 ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

        10.1    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

        10.2    Award Agreement.    Awards under the Plan shall be evidenced by Award Agreements that shall set forth the terms, conditions, limitations and award type for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

        10.3    Limits on Transfer.    Except as provided below, no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, during the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a "Permitted Assignee") (a) to the Participant's spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (b) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (a), (c) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (a) are the only partners, members or shareholders or (d) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.

        10.4    Death of Optionee.

          (a)    Options.    Notwithstanding Section 10.3, upon the death of the Optionee while either in the Company's employ or within six months after termination of Optionee's employment, any rights to the extent exercisable on the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Option and one year after the Optionee's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

          (b)    Incentive Stock Options.    Upon the death of the Optionee while in the Company's employ or within not more than six months after termination of Optionee's employment, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining Option Term of the Incentive Stock Option and one year after the Optionee's death.

        10.5    Retirement or Disability.

          (a)    Options.    Upon termination of the Optionee's employment by reason of retirement or permanent disability, the Optionee may, within 36 months from the date of termination, exercise any Options to the extent such Options are exercisable during such 36-month period.

          (b)    Incentive Stock Options.    Upon termination of the Optionee's employment by reason of retirement or permanent disability, the Optionee may, within 36 months from the date of termination, exercise any Incentive Stock Options to the extent such Incentive Stock Options are exercisable during such 36-month period. However, the tax treatment available pursuant to Section 422 of the Code will not be available to an Optionee who exercises any Incentive Stock Option more than (i) 12 months after the date of termination of employment due to permanent disability, or (ii) three months after the date of termination of employment due to retirement.

        10.6    Termination for Other Reasons.    Except as provided herein or except as otherwise determined by the Committee, all Options shall terminate ninety (90) days after the termination of the Optionee's employment with the Company.

        10.7    Leaves of Absence and Performance Targets.    The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (a) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (b) the impact, if any, of such leave of absence on Awards under the Plan theretofore made to any recipient who takes such leave of absence. The Committee shall also be entitled to make such determination of performance targets, if any, as it deems appropriate.

        10.8    Newly Eligible Employees.    The Committee shall be entitled to make such rules, regulations, determinations and Awards as it deems appropriate in respect of any Employee who becomes eligible to participate in the Plan or any portion thereof, after the commencement of an Award or incentive period.

        10.9    Stock Certificates; Book Entry Procedures.    As soon as practicable after receipt of payment, the Company shall deliver to the Optionee a certificate(s) for such shares of Stock. Upon receipt of such certificate(s), the Optionee shall become a shareholder of the Company with respect to shares of Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the shares of Stock are listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the shares of Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

 ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

        11.1    Adjustments.

          (a)   In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to shareholders (other than normal cash dividends), or any other corporate event affecting the shares of Stock or the share price of the shares of Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such changes with respect to (i) the aggregate number and type of shares of Stock that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

          (b)   In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions:

              (i)  To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1(b) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

             (ii)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

            (iii)  To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

            (iv)  To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

             (v)  To provide that the Award cannot vest, be exercised or become payable after such event.

        11.2    Outstanding Awards—Other Changes.    In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

        11.3    No Other Rights.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12

ADMINISTRATION

        12.1    Committee.    Pursuant to Utah Code Annotated Section 16-10a-624, and consistent with the provisions of Section 12.3 below, the Board may appoint a Committee consisting of two or more Non-Employee Directors to administer the Plan, as constituted from time to time.

        12.2    Committee Appointee Duration.    Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or change the size of the Committee, and appoint new members thereof, remove members (with or without cause) and appoint new members in substitution, fill vacancies, however caused, or remove all members of the Committee; provided, however, that at no time shall any person administer the Plan who is not otherwise a Non-Employee Director.

        12.3    Action by the Board.    Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term "Committee" as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. The Committee shall consist solely of two or more members of the Board each of whom is an "outside director," within the meaning of Section 162(m) of the Code and any other applicable rules and regulations, a Non-Employee Director and an "independent director" for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and, for purposes of such Awards, the term "Committee" as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

        12.4    Action by the Committee.    A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        12.5    Authority of Committee.    Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

          (a)   Designate Participants to receive Awards;

          (b)   Determine the type or types of Awards to be granted to each Participant;

          (c)   Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

          (e)   Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f)    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g)   Decide all other matters that must be determined in connection with an Award;

          (h)   Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (i)    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

          (j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

  The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable.

        12.6    Decisions Binding.    The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

        12.7    Delegation of Authority.    To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Committee or the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives and Independent Directors of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.7 shall serve in such capacity at the pleasure of the Committee.

        12.8    Committee Administration.    One member of the Committee shall be elected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

        12.9    Liability.    No member of the Board or Committee shall be liable for any action taken or decision or determination made in good faith with respect to any Option, the Plan, or any award thereunder.

ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

        13.1    Effective Date.    The Plan is effective as of the date the Plan is approved by a majority of the Board (the "Effective Date"). The Plan, however, shall be subject to approval by the shareholders. The Plan will be deemed to be approved by the shareholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws, but, in any event, held no later than 12 months after the Effective Date.

        13.2    Expiration Date.    The Plan will expire on, and no Incentive Stock Option or other Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

        14.1    Amendment, Modification, And Termination.    The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment or any modification of any Options or ISARs that would (i) cancel the Award in exchange for cash or another Award, (ii) reduce the exercise price of the Award, or (iii) otherwise be deemed a re-pricing under applicable rules, in such a manner and to such a degree as required, and (b) without shareholder approval the Committee may not (i) increase the maximum number of shares of Stock which may be issued under the Plan (other than increases pursuant to Section 11.1), (ii) increase the limitations in Sections 3.3 and 3.4 (other than increases pursuant to Section 11.1), (iii) amend to the Plan to permit the Committee to grant Options or ISARs with an exercise price that is below Fair Market Value on the date of grant, (iv) extend the term of the Plan, or (v) add Performance Criteria to Section 2.25 . The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a Participant, affect his or her other rights under an Award previously granted to him or her.

        14.2    Awards Previously Granted.    No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

COMPLIANCE WITH SECTION 409A OF THE CODE

        15.1    Awards subject to Code Section 409A.    Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a "Section 409A Award") shall satisfy the requirements of Section 409A of the Code and this Article 15, to the extent applicable. The Award

Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article 15.

        15.2    Distributions under a Section 409A Award.

          (a)   Subject to subsection (b), any shares of Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

              (i)  the Participant's separation from service;

             (ii)  the date the Participant becomes disabled;

            (iii)  the Participant's death;

            (iv)  a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation;

             (v)  a change in the ownership or effective control of the Company or a Parent or Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Parent or Subsidiary; or

            (vi)  the occurrence of an unforeseeable emergency with respect to the Participant.

          (b)   In the case of a Participant who is a "specified employee," the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Participant's separation from service (or, if earlier, the date of the Participant's death). For purposes of this subsection (b), a Participant shall be a "specified employee" if such Participant is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

          (c)   The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

          (d)   For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

        15.3    Prohibition on Acceleration of Benefits.    The time or schedule of any distribution or payment of any shares of Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

        15.4    Elections under Section 409A Awards.

          (a)   Any deferral election provided under or with respect to an Award to any Eligible Individual, or to the Participant holding a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii) below, any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

              (i)  In the case of the first year in which an Eligible Individual or a Participant holding a Section 409A Award, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election with thirty days after the date the Eligible Individual, or the Participant holding a Section 409A Award, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

             (ii)  In the case of any performance-based compensation based on services performed by an Eligible Individual, or the Participant holding a Section 409A Award, over a period of at least twelve months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

          (b)   In the event that a Section 409A Award permits, under a subsequent election by the Participant holding such Section 409A Award, a delay in a distribution or payment of any shares of Stock or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

              (i)  such subsequent election may not take effect until at least twelve months after the date on which the election is made,

             (ii)  in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

            (iii)  in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve months prior to the date of the first scheduled distribution or payment under Section 10.2(a)(iv).

        15.5    Compliance in Form and Operation.    A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

ARTICLE 16

GENERAL PROVISIONS

        16.1    No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

        16.2    No Shareholders Rights.    The recipient of any Award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Stock are issued to him or her.

        16.3    Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

        16.4    No Right to Employment or Services.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

        16.5    Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

        16.6    Indemnification.    To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        16.7    Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

        16.8    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

        16.9    Titles and Headings.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        16.10    Fractional Shares.    No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

        16.11    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        16.12    Financial Restatements.    In the event of a restatement of the Company's financial statements, the Committee shall have the right to review any Award, the amount, payment or vesting of which was based on an entry in the financial statements that are the subject of the restatement. If the Committee determines that based on the results of the restatement, a lesser amount or portion of an Award should have been paid or vested, it may (i) cancel all or any portion of any outstanding Awards and (ii) require the Participant or other person to whom any payment has been made or shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the period beginning twelve months preceding the date of the restatement and ending with the date of cancellation of any outstanding Awards

        16.13    Government and Other Regulations.    The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        16.14    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Utah.

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        I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of USANA Health Sciences, Inc. on                        , 2015.

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        I hereby certify that the foregoing Plan was approved by the shareholders of USANA Health Sciences, Inc. on                        , 2015.

        Executed on this      day of                        , 2015.

Corporate Secretary

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000236729_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Robert Anciaux 02 Gilbert A. Fuller 03 Jerry G. McClain 04 Ronald S. Poelman 05 Myron W. Wentz, Ph.D. USANA HEALTH SCIENCES, INC. ATTN: Joshua Foukas 3838 W. PARKWAY BLVD. Salt Lake City, UT 84120 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 To approve the Companys 2015 Equity Incentive Award Plan. 3 To ratify the selection of KPMG LLP as the Companys independent registered public accounting firm for the fiscal year 2015. NOTE: To consider and act upon such other business as may properly come before the meeting or at any postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000236729_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . USANA HEALTH SCIENCES, INC. Annual Meeting of Shareholders May 6, 2015 11:00 AM This proxy is solicited by the Board of Directors The shareholder executing and delivering this Proxy hereby appoints David A. Wentz and Paul A. Jones and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of common stock of the Company held of record by the undersigned as of March 2, 2015, at the Annual Meeting of Shareholders of USANA Health Sciences, Inc., to be held at the Corporate headquarters, 3838 West Parkway Blvd., Salt Lake City, Utah 84120, on Wednesday, May 6, 2015, at 11:00 a.m., Mountain Daylight Time, or at any adjournment thereof. This Proxy is given in accordance with the instructions indicated and carries discretionary authority related to any and all other matters that may come before the meeting and any adjournments thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN CO-TENANTS HOLD SHARES, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Continued and to be signed on reverse side